Exhibit 10.1
                               VECTREN CORPORATION
                               -------------------
                             RETIREMENT SAVINGS PLAN
                             -----------------------
                              (AMENDED AND RESTATED
                              ---------------------
                        EFFECTIVE AS OF JANUARY 1, 2002)
                        --------------------------------







                                TABLE OF CONTENTS
                                -----------------

                                                                            PAGE


ARTICLE I                  ESTABLISHMENT OF THE PLAN...........................2
         1.1               Effective Date......................................2
         1.2               Legal Requirements..................................2

ARTICLE II                 DEFINITIONS.........................................3
         2.1               Actual Deferral Percentage..........................3
         2.2               Annual Additions....................................3
         2.3               Appropriate Form....................................4
         2.4               Beneficiary.........................................4
         2.5               Break in Service....................................4
         2.6               Company.............................................4
         2.7               Company Matched Contribution Percentage.............4
         2.8               Company Matched Contributions.......................4
         2.9               Company Matching Contributions Account..............4
         2.10              Company Non-Matching Contributions Account..........5
         2.11              Compensation........................................5
         2.12              Compensation Redirection Account....................5
         2.13              Compensation Redirection Agreement..................5
         2.14              Compensation Redirection Amount.....................6
         2.15              Compensation Redirection Percentage.................6
         2.16              Computation Period..................................6
         2.17              Current Year ACP Method.............................6
         2.18              Current Year ADP Method.............................6
         2.19              Date of Employment..................................6
         2.20              Date of Separation..................................6
         2.21              Defined Benefit Fraction............................7
         2.22              Defined Contribution Fraction.......................7
         2.23              Effective Date......................................7
         2.24              Employee............................................7
         2.25              ESOP................................................8
         2.26              Group...............................................8
         2.27              Highly Compensated Participant......................9
         2.28              Hour of Service....................................10
         2.29              Normal Retirement Age..............................11
         2.30              One Year Service Break.............................11
         2.31              Participant........................................11
         2.32              Participant Accounts...............................11
         2.33              Participating Companies............................12
         2.34              Period of Separation...............................12
         2.35              Period of Service..................................12
         2.36              Period of Severance................................12
         2.37              Plan...............................................13
         2.38              Plan Administrator.................................13
         2.39              Plan Year..........................................13
         2.40              Plan Year Compensation.............................13
         2.41              Prior Year ACP Method..............................13
         2.42              Prior Year ADP Method..............................13
         2.43              Prior Year's Non-Highly Compensated Participant....14
         2.44              Reemployed Individual..............................14
         2.45              Section 415 Compensation...........................14
         2.46              Spouse.............................................16
         2.47              Termination Date...................................16
         2.48              Top Paid Group.....................................16
         2.49              Total Disability...................................17
         2.50              Trust Agreement....................................17
         2.51              Trustee............................................17
         2.52              Trust Fund.........................................17
         2.53              Union..............................................18
         2.54              Valuation Date.....................................18
         2.55              Year of Service....................................18

ARTICLE III                ELIGIBILITY........................................19
         3.1               Requirements for Eligibility.......................19
         3.2               Commencement of Participation......................19
         3.3               Method of Becoming a Participant...................19
         3.4               Reemployment.......................................20
         3.5               Change in Status...................................20
         3.6               Limited Participant................................21

ARTICLE IV                 COMPENSATION REDIRECTION...........................22
         4.1               Compensation Redirection Agreements................22
         4.2               Change in Compensation Redirection Agreements......22
         4.3               Revocation of Compensation Redirection Agreements..23

ARTICLE V                  COMPANY CONTRIBUTIONS..............................24
         5.1               Amount of Company Contributions....................24
         5.2               Company Matching Contributions.....................24
                  (a)      Non-Union Employees................................24
                  (b)      Union Employees....................................25
         5.3               Company Non-Matching Contributions.................25
                  (a)      Pre-1999 Contributions for Non-Union Employees.....25
                  (b)      Union Employees....................................26
                  (c)      Post June 30, 1999 Contributions for Non-Union
                           Employees..........................................27
                  (d)      Certain Union Participants.........................27
                  (e)      Discretionary Profit Sharing Contributions.........28
         5.4               Remittance of Company Contributions................28
         5.5               Maximum Contributions..............................28
         5.6               Return of Company Contributions....................29
         5.7               Return of Compensation Redirection Amounts.........29
         5.8               Return of Company Matched Contributions............32
         5.9               Maximum Redirection Amounts........................37
         5.10              Investment Fund Priority of Excess Contributions...37
         5.11              Plan Priority of Excess Contributions..............38
         5.12              ESOP and ESOP I Accounts Transfers.................38
         5.13              Transfer of Assets from Other Plans................38
         5.14              Rehire after Military Service......................39
         5.15              Optional EGTRRA Amendments.........................39

ARTICLE VI                 INVESTMENT OF CONTRIBUTIONS........................41
         6.1               Investment of Contributions........................41
         6.2               Change in Investment Election......................41
         6.3               Conversion of Investments..........................41

ARTICLE VII       PARTICIPANT ACCOUNTS........................................42
         7.1               Maintenance of Participant Accounts................42
         7.2               Valuation of Participant Accounts..................42
         7.3               Nature of Participant's Interest in Trust Fund.....42

ARTICLE VIII      WITHDRAWALS.................................................43
         8.1               Right to Withdraw..................................43
         8.2               Basis for Withdrawals..............................43
         8.3               Form of Payment....................................45

ARTICLE IX                 DISTRIBUTIONS......................................46
         9.1               Benefits on Retirement, Vested Resignation, Vested
                           Dismissal or Total Disability......................46
         9.2               Benefits on Death..................................47
         9.3               Non-Vested Benefits................................47
         9.4               Forfeiture Accounts and Forfeitures................49
         9.5               Application of Forfeitures.........................51
         9.6               Form of Payment....................................52
         9.7               Designation of Beneficiary.........................52
         9.8               Payment of Benefits................................52
         9.9               Death Distribution Provisions......................53
         9.10              Minimum Distribution Amount........................54
         9.11              Incapacity.........................................54
         9.12              Identity of Payee..................................55
         9.13              Direct Transfers...................................55

ARTICLE X                  ADOPTION AND WITHDRAWAL BY
                           SUBSIDIARIES AND AFFILIATES........................57
         10.1              Adoption by Affiliates.............................57
         10.2              Withdrawal by Participating Company................57

ARTICLE XI                 CLAIMS.............................................58
         11.1              Procedure..........................................58

ARTICLE XII       ADMINISTRATION OF PLAN......................................60
         12.1              Plan Administrator.................................60
         12.2              Delegation of Duties...............................60
         12.3              Duties of Plan Administrator.......................60
         12.4              Communications to Trustee..........................60
         12.5              Additional Rights of Plan Administrator............60
         12.6              Compliance with Law................................61
         12.7              Waiver of Time Deadlines...........................61

ARTICLE XIII      DUTIES OF THE TRUSTEE.......................................62
         13.1              General Provisions.................................62
         13.2              Trust Agreement....................................62
         13.3              Appointment of Investment Manager..................62
         13.4              Voting of Common Stock in Fund A...................63

ARTICLE XIV       MISCELLANEOUS...............................................64
         14.1              Payment of Expenses................................64
         14.2              Forms..............................................64
         14.3              No Right of Employment.............................64
         14.4              Construction.......................................64
         14.5              Copies of Documents................................64
         14.6              Jurisdiction.......................................65
         14.7              Nonalienation of Benefits..........................65
         14.8              Non-Diversion......................................66
         14.9              Non-Liability of Participating Companies...........66
         14.10             Illegal or Invalid Provisions......................66
         14.11             Execution of Counterparts..........................66
         14.12             Tax Approval.......................................67
         14.13             Non-Liability of Shareholders......................67
         14.14             Rights of Third Parties............................67
         14.15             Titles.............................................67
         14.16             Successors and Assigns.............................67
         14.17             Forms and Proofs; Notice of Address................67

ARTICLE XV        AMENDMENT, TERMINATION OR MERGER............................69
         15.1              Right To Amend or Terminate........................69
         15.2              Distribution upon Termination......................70
         15.3              Plan Merger or Consolidation.......................70

ARTICLE XVI       PARTICIPANT LOANS...........................................72
         16.1              Authorization by Plan Administrator................72
         16.2              Terms and Conditions...............................73
         16.3              Accounting for Loans...............................77

ARTICLE XVII      TEFRA TOP-HEAVY RULES.......................................78
         17.1              Application........................................78
         17.2              Determination......................................78
         17.3              Accrued Benefits...................................80
         17.4              Vesting Provisions.................................80
         17.5              Minimum Contribution...............................81
         17.6              Code Section 415 Limitations.......................81

ARTICLE XVIII     MERGER OF SIGCORP PLANS.....................................82
         18.1              Effective Date of Merger...........................82
         18.2              Eligibility........................................82
         18.3              Investment of Merged Funds.........................82
         18.4              Distributions......................................82
         18.5              Transfer of Plan Monies of Former Employees........82
         18.6              Accounts...........................................84

EXHIBIT A.....................................................................86

EXHIBIT B.....................................................................87

EXHIBIT C.....................................................................94









                               VECTREN CORPORATION
                               -------------------
                             RETIREMENT SAVINGS PLAN
                             -----------------------
             (AMENDED AND RESTATED EFFECTIVE AS OF JANUARY 1, 2002)
              ----------------------------------------------------



         This Plan was initially established effective July 1, 1986 to provide retirement benefits to the non-collective bargaining employees of Indiana Gas Company, Inc. The Indiana Gas Company, Inc. Retirement Savings Plan for Bargaining Unit Employees (the "Bargaining Savings Plan") was initially established effective July 1, 1988 to provide retirement benefits to the collective bargaining employees of Indiana Gas Company, Inc. Effective October 1, 1994, Indiana Gas Company, Inc. merged the Bargaining Savings Plan into this Plan. Effective October 1, 1997, sponsorship of the Plan was transferred from Indiana Gas Company, Inc. to Indiana Energy, Inc. Vectren, Inc. ("Vectren") is the successor corporation to Indiana Energy, Inc. Effective April 1, 2000, the name of the Plan was changed to the Vectren Corporation Retirement Savings Plan. Effective July 1, 2000, the 401(k) Plan for Salaried Employees of Southern Indiana Gas and Electric Company (the "SIGEC Plan"), the SIGCORP, Inc. 401(k) Profit Sharing Plan (the "SIGCORP Plan") and the SIGECo Advanced Communication, Inc. Non-Standardized 401(k) Profit Sharing Plan (the "SIGECo Advanced Communication Plan") were merged into, and became a part of, this Plan. Effective January 1, 2002, the SIGCORP Communication Services, Inc. Non-Standardized 401(k) Profit Sharing Plan (the "SIGCORP Communication Services Plan") and the SIGCORP Energy Services, LLC Non-Standardized 401(k) Profit Sharing Plan (the "SIGCORP Energy Services Plan") were merged into, and became a part of, this Plan. This Plan shall be deemed to be the continuation of the Bargaining Savings Plan, the SIGEC Plan, the SIGCORP Plan, the SIGECo Advanced Communication Plan, the SIGCORP Communication Services Plan and the SIGCORP Energy Services Plan for the affected employees.

         The purpose of the Plan is to assist eligible employees to provide additional security for their retirement.

         It is intended that the Plan and the Trust Agreement which is part of the Plan meet the requirements of the Employee Retirement Income Security Act of 1974, as now in effect or hereafter amended and regulations promulgated thereunder, ("ERISA") and be qualified and exempt as a profit sharing plan with a cash or deferred arrangement under Section 401(a), Section 401(k) and Section 501(a) of the Internal Revenue Code of 1986, as now in effect or hereafter amended and regulations promulgated thereunder, (the "Code").

         Pursuant to rights reserved under Section 15.1 of the Plan, Vectren amends and restates the Plan, effective (except as expressly provided herein) January 1, 2002, to provide, in its entirety, as follows:





                                   ARTICLE I
                                   ---------
                           ESTABLISHMENT OF THE PLAN
                           -------------------------

1.1               Effective Date.  The Plan became effective as of July 1, 1986.
                  --------------

1.2               Legal  Requirements.  The  establishment of the Plan was
                  -------------------
                  contingent upon the receipt of a written determination by the Internal Revenue Service that the Plan and the Trust Agreement qualify under Section 401(a), under Section 401(k) and under Section 501(a) of the Code.





                                   ARTICLE II
                                   ----------
                                   DEFINITIONS
                                   -----------

2.1               Actual  Deferral  Percentage  means for each  Plan Year the
                  ----------------------------
                  average of the ratios (calculated separately to the nearest one hundredth percent (.01%) for each Participant) of:

                  (a) the Compensation Redirection Amount of each such Participant for such Plan Year relating to Compensation which, but for the election, would have been paid in such Plan Year, to

                  (b) such Participant's Plan Year Compensation for such Plan Year;

                  provided, however, that if a Highly Compensated Participant
                  --------  -------
                  also participates in another qualified retirement plan with a salary deferral feature maintained by the Group under Section 401(a) and Section 401(k) of the Code, his Actual Deferral Percentage shall be determined as if all such qualified plans with a salary deferral feature were a single plan.

2.2               Annual  Additions  mean,  with respect to any  Participant for
                  -----------------
                  any Plan Year and with respect to the Plan and to all other qualified defined contribution plans maintained by the Group, the sum of:

                  (a) Company contributions, including Compensation Redirection Amounts, and forfeitures, if applicable, credited to his Participant Account for such Plan Year under the Plan; and

                  (b) the amount of such Participant's non-deductible contributions, and

                  (c) amounts allocated after March 31, 1984 to an individual medical account as defined in Section 415(l)(2) of the Code which is part of a pension or annuity plan maintained by the Group shall be treated as annual additions to a qualified defined contribution plan; amounts derived from contributions paid or accrued after December 31, 1985 in taxable years ending after such date which are attributable to post-retirement medical benefits allocated to the separate account of a key employee as defined in Section 419A(d)(3) of the Code under a welfare benefit fund as defined in Section 419(e) of the Code maintained by the Group shall also be treated as annual additions to a tax qualified defined contribution plan.






2.3               Appropriate  Form  means  the form  prescribed  by the Plan
                  -----------------
                  Administrator for purposes of any specific request or authorization under the Plan.

2.4               Beneficiary means the person or persons to whom the benefits
                  -----------
                  of deceased Participants are payable under Section 9.2.

2.5               Break in Service means after an Employee  becomes  eligible to
                  ----------------
                  participate in the Plan any Plan Year in which such Employee completes less than five hundred (500) Hours of Service for the Group.

2.6               Company means Vectren Corporation and each other individual
                  -------
                  Participating Company and, as used herein with reference to an individual Participant, it shall be construed to mean that Participant's employer at the time of reference or his last employer prior to his Termination Date. If at the time of reference a Participant is concurrently employed by more than one (1) Participating Company, it shall be construed to mean all such employers acting collectively and not individually.

2.7               Company  Matched  Contribution  Percentage  means for each
                  ------------------------------------------
                  Plan Year the average of the ratios (calculated separately for each Participant to the nearest one hundredth of one percent (.01%)) of:

                  (a) the Company Matched Contributions allocated to each such Participant for such Plan Year, to

                  (b) such Participant's Plan Year Compensation for such Plan Year; provided, however, that if a Highly
                                   -------- -------
                    Compensated Participant also participates in another qualified retirement plan maintained by the Group which provides for Company matching contributions or employee contributions, the Plan Participants' Company Matched Contribution Percentages shall be determined as if all such qualified plans were a single plan and Subsection (a) shall include any non-deductible employee contributions made by the Participants, if any, to such other qualified plans for such Plan Year.

2.8               Company  Matched  Contributions  means  the  matching
                  -------------------------------
                  contributions  made  by the  Participating Companies under
                  Section 5.2.

2.9               Company Matching Contributions Account means for each
                  --------------------------------------
                  Participant the contributions made by the Participating Companies under Section 5.2 and, for the period before January 1, 1999 under Section 5.3; provided, however, that the Company
                                             --------  -------
                  Matching Contributions Account shall also be credited with any amounts transferred on his behalf to the Plan from the ESOP or rollovers transferred in accordance with Section 5.13; provided, further, that any amounts transferred from the ESOP
                  --------  -------
                  and any rollovers shall be fully vested and non-forfeitable at all times.

2.10              Company  Non-Matching  Contributions  Account  means  the
                  ---------------------------------------------
                  Company  contributions  made  for each Participant under
                  Section 5.3.

2.11              Compensation means for each Participant the total cash salary
                  ------------
                  or wages (including overtime, bonuses, Compensation Redirection Amounts and, effective January 1, 2001, salary reductions under Section 132(f)(4) of the Code but excluding non-cash salary, severance payments and fringe benefits) paid by the Group to such Participant in a payroll period. Compensation also includes with respect to a Participant any
                  ------------
                  amount which the Participant elects to contribute to this Plan pursuant to a Compensation Redirection Agreement and which is not includible in that Participant's gross income under
                  Section 125 of the Code. For Plan Years beginning after December 31, 1988 and before January 1, 1994, Compensation in excess of two hundred thousand dollars ($200,000), as adjusted pursuant to Section 415(b)(1)(A) and (d)(1) of the Code, shall be disregarded. In addition to other applicable limitations set forth in this Plan, and notwithstanding any other provision of this Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the annual Compensation of each Employee taken into account under this Plan shall not exceed the OBRA '93 Annual Compensation Limit. The OBRA '93 Annual Compensation Limit is one hundred and fifty thousand dollars ($150,000), as adjusted by the Commissioner for increases in the cost of living in accordance with Section 401(a)(17)(B) of the Code. The cost-of-living adjustment in effect for a Plan Year applies to any period not exceeding twelve (12) months, over which Compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than twelve (12) months, the OBRA '93 Annual Compensation Limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is twelve (12). For Plan Years beginning on or after January 1, 1994, any reference in this Plan to the limitation under Section 401(a)(17) of the Code shall mean the OBRA '93 Annual Compensation Limit set forth in this provision.

2.12              Compensation Redirection Account means for each Participant
                  --------------------------------
                  the account established by the Trustee to reflect the Company contributions made on his behalf under Section 5.1. A Participant's interest in his Compensation Redirection Account shall be fully vested and non-forfeitable at all times.

2.13              Compensation   Redirection   Agreement  means  the  agreement
                  --------------------------------------
                  between a Participant and the Participating Companies in which such Participant designates the percentage or dollar amount of his Compensation to be contributed to the Plan.

2.14              Compensation  Redirection  Amount means the amount of
                  ---------------------------------
                  reduction in a Participant's Compensation resulting from a Compensation Redirection Agreement between a Participant and the Participating Companies pursuant to Section 4.1.

2.15              Compensation   Redirection   Percentage  means  the
                  ---------------------------------------
                  percentage   reduction  in  a  Participant's Compensation
                  resulting from the Compensation Redirection Agreement between a Participant and the Participating Companies pursuant to Section 4.1.

2.16              Computation  Period  means,  for all  purposes  of the Plan,
                  -------------------
                  the consecutive twelve (12) month period commencing on the date on which such Employee first (1st) completes an Hour of Service and any Plan Year beginning after the date on which such Employee first (1st) completes an Hour of Service.

2.17              Current Year ACP Method means, with respect to a Plan Year,
                  -----------------------------
                  the calculation of the average of the Company Matched Contribution Percentages for all Employees who are eligible to be Participants in that Plan Year, other than Highly Compensated Participants, based on the Company Matched Contributions made on behalf of and the Plan Year Compensation earned by each such Employee during the Plan Year to which such calculation relates.

2.18              Current  Year ADP  Method  means,  with  respect to a Plan
                  -------------------------
                  Year, the calculation of the Actual Deferral Percentage for all Employees who are eligible to be Participants in that Plan Year, other than Highly Compensated Participants, based on the Compensation Redirection Amounts of and the Plan Year Compensation earned by each such Employee during the Plan Year to which such calculation relates.

2.19              Date of Employment means any date on which an Employee first
                  ------------------
                  completes an Hour of Service.


2.20              Date of Separation means the earlier of:
                  ------------------

                  (a) the date an Employee's employment with the Group terminates by reason of a quit, discharge, retirement (including disability retirement) or death; or

                  (b) the first anniversary of the first date of a period in which the Employee remains absent from active employment with the Group for some reason other than a quit, discharge, retirement, death, approved leave of absence or military service.

2.21              Defined Benefit Fraction means for any Plan Year a fraction:
                  ------------------------

                  (a) the numerator of which is the projected annual benefit of a Participant under all qualified defined benefit plans of the Group (determined as of the last calendar day of that Plan Year), and

                  (b)      the denominator of which is the lesser of:

                           (i) the product of one and twenty-five one hundredths (1.25) multiplied by ninety thousand dollars ($90,000), as adjusted beginning with the Plan Year commencing January 1, 1988 pursuant to Section 415(b)(1)(A) and to Section 415(d)(1) of the Code, or

                           (ii) the product of one and four tenths (1.4) multiplied by one hundred percent (100%) of such Participant's average Section 415 Compensation for his three (3) consecutive Plan Years that produce the highest average.

2.22              Defined Contribution Fraction means for any Plan Year a
                  -----------------------------
                  fraction:


                  (a) the numerator of which is the sum of the Annual Additions to a Participant's accounts under all qualified defined contribution plans of the Group (determined as of the last calendar day of that Plan
                           Year), and

                  (b) the denominator of which is the sum of the lesser of the following amounts determined for that Plan Year and for each prior Plan Year of service with the
                           Group:

                           (i) the product of one and twenty-five one hundredths (1.25) multiplied by thirty thousand dollars ($30,000) or, if greater, one-fourth (1/4th) of the dollar limitation in effect for such Plan Year under Section 415(b)(1)(A) of the Code, or

                           (ii) the product of one and four tenths (1.4) multiplied by twenty-five percent (25%) of such Participant's Section 415 Compensation for such Plan Year.

2.23              Effective Date means July 1, 1986.
                  --------------

2.24              Employee means any person who is employed by and receives
                  --------
                  Compensation from the Group but shall exclude any employee who is part of a collective bargaining unit unless and until the applicable Company and the collective bargaining representative for that unit agree in writing for the person's coverage hereunder; provided, however, that for the period on
                                      --------  -------
                  and after October 1, 1994 Employee shall also include any person who is employed by and receives Compensation from the Group and whose terms of employment with the applicable Company are governed by a collective bargaining agreement between the Union and the Company and which collective bargaining agreement provides for the person's coverage hereunder.

                  Employee shall also include any individual deemed to be a
                  --------
                  leased employee (as defined below) of the Group but only to the extent required by the Code. For purposes of this Plan, the term "leased employee" means any person (other than an employee of the recipient) who pursuant to an agreement between the recipient and any other person ("leasing organization") has performed services for the recipient (or for the recipient and related persons determined in accordance with Section 414(n)(6) of the Code) on a substantially full-time basis for a period of at least one year, and with respect to Plan Years beginning on or after January 1, 1997, such services are performed under the primary direction or control by the recipient employer; provided, however, that a
                                                     --------  -------
                  leased employee shall not be considered an employee of the recipient if (a) such employee is covered by a money purchase pension plan providing a nonintegrated employer contribution rate of at least ten percent (10%) of Compensation, immediate participation and full and immediate vesting and (b) leased employees do not constitute more than twenty percent (20%) of the recipient's non-highly compensated workforce.

                  A leased employee within the meaning of Section 414(n)(2) of the Code shall become a Participant in the Plan based on service as a leased employee only as provided in provisions of the Plan other than this Section. Contributions or benefits provided a leased employee by the leasing organization which are attributable to services performed for the recipient employer shall be treated as provided by the recipient employer.

2.25              ESOP means the Indiana Gas Company, Inc. Employee Stock
                  ----
                  Ownership Plan II and the Indiana Gas Company, Inc. Employee Stock Ownership Plan which were terminated on June 15, 1988 and July 9, 1989 respectively and from which the Plan Participants were permitted to transfer their account balances to this Plan or the Bargaining Retirement Plan.

2.26              Group means all the  Participating  Companies  at the time of
                  -----
                  reference.  Solely for the purpose

                  of:

                  (a) computing an Employee's Years of Service and Hours of Service to determine his eligibility to participate in the Plan and his right to make withdrawals pursuant to Section 8.2;

                  (b)      applying the limitations contained in Section 5.5;

                  (c) determining whether the Plan is a Top-Heavy Plan under Section 17.2 and, thus, subject to the provisions of Article XVII,

                  (d)      determining a Participant's Termination Date, and

                  (e) determining whether a Participant is a Highly Compensated Participant,

                  Group shall also include any entity which, together with a
                  -----
                  Participating Company, constitutes a member of a controlled group of corporations (as defined in Section 414(b) of the Code), a member of a group of trades or businesses (whether or not incorporated) which is under common control (as defined in
                  Section 414(c) of the Code), a member of an affiliated service group (as defined in Section 414(m) of the Code) or any other entity required to be aggregated with a Participating Company pursuant to Section 414(o) of the Code, but only to the extent required by the Code.

2.27              Highly  Compensated  Participant  means for each Plan Year
                  --------------------------------
                  beginning on and after January 1, 1997 and you shall include any Employee described in Section 414(q) of the Code who:

                  (a) is a five percent (5%) or more owner (as then defined in Section 416(i)(1) of the Code) of a member of the Group at any time during that Plan Year or the immediately preceding Plan Year; or

                  (b) received more than eighty thousand dollars ($80,000), as automatically adjusted pursuant to Sections 414(q)(1) and 415(d) of the Code without the necessity of any amendment to the Plan, of Section 415 Compensation from the Group in the immediately preceding Plan Year and was in the Top Paid Group for that immediately preceding Plan Year.

                  For purposes of determining whether an Employee is a Highly Compensated Participant and notwithstanding anything else contained in this Section, the following rules shall apply:

                  (c) A former Employee shall be treated as a Highly Compensated Participant if he was a Highly Compensated Participant in the Plan Year during which his employment with the Group terminated or in any Plan Year during which occurs or commencing after his fifty-fifth (55th) birthday.

                  (d) Section 415 Compensation shall include any amount which is contributed by the Group pursuant to a salary reduction agreement and which is not includible in the gross income of an Employee under Sections 125, 401(k), 402(a)(8), 402(h)(1)(B) and
                           403(b) of the Code.

                  (e) An Employee shall only be deemed to be a Highly Compensated Participant to the extent required by the Code.

2.28              Hour of Service means and shall include:
                  ---------------

                  (a) each hour for which an Employee is directly or indirectly paid, or entitled to payment, for the performance of duties assigned to him by the Group; these hours shall be credited to the Employee for the Computation Period in which the duties are performed; and

                  (b) each hour for which an Employee is directly or indirectly paid, or entitled to payment, by the Group on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated)due to vacation, holiday, illness, incapacity (including disability but excluding any disability payments made pursuant to the Plan or pursuant to any other qualified retirement plans maintained by the Group), layoff, jury duty, military duty or leave of absence; provided, however, that no Hours of Service shall be
                           --------   -------
                           credited under this Subsection if the payment is made or due solely as reimbursement for medical or medically-related expenses incurred by such Employee or to comply with applicable workmen's compensation, unemployment compensation or disability insurance laws, if any; no more than five hundred and one (501) Hours of Service shall be credited under this Subsection for any single continuous period (whether or not such period occurs in a single Computation Period); hours under this Subsection shall be calculated and credited pursuant to Section 2530.200b-2 of the Department of Labor Regulations which are incorporated herein by this reference; and

                  (c) each hour for which back pay, irrespective of mitigation of damages, is either awarded to an Employee or agreed to by the Group to the extent that such award or agreement is intended to compensate that Employee for periods during which that Employee would have been engaged in the performance of duties for the Group; the same Hours of Service shall not be credited both under Subsection (a) or Subsection (b), as the case may be, and under this Subsection.

                  Solely for purposes of determining whether a Break in Service, for participation and vesting purposes, has occurred in any Computation Period, an individual who is absent from work for maternity or paternity reasons shall receive credit for the Hours of Service which would otherwise have been credited to such individual but for such absence or, in any case in which such Hours of Service cannot be determined, eight (8) Hours of Service per day of such absence. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence by reason of the pregnancy of the individual, by reason of the birth of a child of the individual, by reason of the placement of a child with the individual in connection with the adoption of such child by that individual or for purposes of caring for such child for a period beginning immediately following such birth or placement. The Hours of Service credited under this paragraph shall be credited in the Computation Period in which the absence begins if the crediting is necessary to prevent a Break in Service in that Computation Period or, in all other cases, in the next following Computation Period.

                  To the extent required under the Family and Medical Leave Act of 1993 ("FMLA") and solely for purposes of determining whether a Break in Service for participation and vesting purposes has occurred in any computation period, an individual who is absent from work on unpaid leave under the FMLA on or after August 5, 1993 shall receive credit for the Hours of Service which would otherwise have been credited to such individual but for such absence or, in any case in which such Hours of Service cannot be determined, eight (8) Hours of Service per each regularly scheduled work day of such absence.

                  Hours of Service shall be determined from the records of the Group or in accordance with the method or methods adopted by the Plan Administrator, which method or methods shall be uniformly, consistently and nondiscriminatorily applied; provided, however, that in determining the Hours of Service of
                  --------  -------
                  any Employee whose Compensation is not based on hours worked, during a period of time when such hours cannot be accurately determined, each such Employee shall be credited with not less than forty-five (45) Hours of Service per week or ten (10) Hours of Service per day. Hours of Service determined under this Section shall be credited for all purposes for which a determination as to Hours of Service is relevant.

2.29              Normal Retirement Age means age sixty-five (65). A
                  ----------------------
                  Participant's interest in his Participant Account shall automatically be fully vested and non-forfeitable upon the attainment of Normal Retirement Age regardless of his Years of Service.

2.30              One Year Service Break means a consecutive twelve (12) month
                  ----------------------
                  Period of Severance.


2.31              Participant means any Employee of a Participating Company who
                  -----------
                  is eligible to and who has elected to participate in the Plan under Article III.

2.32              Participant Accounts means and shall include for each
                  --------------------
                  Participant his Compensation Redirection Account, Company Matching Contributions Account and Company Non-Matching Contributions Account. The earnings, losses, appreciation and depreciation attributable to such Participant Accounts shall be credited on his behalf by the Trustee.

2.33              Participating Companies means Vectren Corporation, Southern
                  -----------------------
                  Indiana Gas and Electric Company, and any entity which becomes a Participating Company in accordance with Article X.

2.34              Period of Separation means, for an Employee, the period of
                  --------------------
                  time commencing with the date such Employee separates from service with the Group and ending with the date such Employee resumes his employment with the Group.

2.35              Period of Service means, for an Employee, the period
                  -----------------
                  commencing on the later of the following dates:

                  (a)      such Employee's Date of Employment; or

                  (b) the date on which such Employee's employer is required to be aggregated with the Company under Code
                           Section 414(b), (c), (m) or (o), whichever is applicable,

                  and ending on the date a Period of Severance begins, including any Period of Separation of less than twelve (12) consecutive months; provided, however, that in the case of any person who terminates his employment with the Group but later resumes his employment with the Group, the Period of Service before such resumption of employment shall be aggregated only if that person is a Re-employed Individual. Notwithstanding anything contained herein to the contrary, a Participant's Period of Service shall be equal to the sum of (i) a Participant's Years of Service that he completes on the earlier of December 31, 2002 or the date on which his employment by the Group terminates and (ii) the Participant's Period of Service completed for the period beginning on the later of January 1, 2002 or his Date of Employment.

2.36              Period of Severance means, for an Employee, the period of time
                  -------------------
                  commencing with the earlier of:

                  (a) the date on which such Employee terminates his employment with the Group by reason of quitting, retirement, death or discharge, or

                  (b) the date twelve (12) consecutive months after the date a person remains absent from service with the Group (with or without pay) for any reason other than quitting, retirement, death or discharge, and ending, in the case of an Employee who terminates his employment with the Group by reason other than death, with the date such Employee resumes his employment with the Group. Solely for purposes of determining whether a One Year Service Break has occurred for participation and vesting purposes has occurred, an Employee who is absent from work for maternity or paternity reasons shall receive credit at least one (1) year. For purposes of this Section, an absence from work for maternity and paternity reasons means an absence:

                  (c)      by reason of the pregnancy of the Employee,

                  (d)      by reason of the birth of a child of the Employee,

                  (e) by reason of the placement of a child with the Employee in connection with the adoption of that child by the Employee, or

                  (f) for purposes of caring for such a child for the period beginning immediately following such birth or placement.

2.37              Plan means the qualified defined contribution plan embodied
                  ----
                  herein, as it may be hereafter amended from time to time.

2.38              Plan Administrator means Vectren Corporation.  The Plan
                  -------------------
                  Administrator shall be a "named fiduciary" for purposes of
                  Section 402(a)(1)of ERISA, responsible for the administration, operation and interpretation of the Plan.

2.39              Plan Year means the calendar year.
                  ---------

2.40              Plan Year Compensation means with respect to each Employee for
                  ----------------------
                  each Plan Year the sum of the wages, salaries and bonuses (including overtime, commissions, Compensation Redirection Amounts) paid by the Group to such Employee or, if applicable, to the Plan. Plan Year Compensation also includes, with respect to a Participant, any amount which is not includible in the Participant's gross income under Section 125 of the Code and, effective January 1, 2001, under Section 132(f)(4) of the Code. For Plan Years beginning after December 31, 1988, Plan Year Compensation in a Plan Year in excess of the OBRA '93 Annual Compensation Limit (as such term is defined in Section 2.11) shall be disregarded.

2.41              Prior Year ACP Method means, with respect to a Plan Year, the
                  ---------------------
                  calculation of the average of the Company Matched Contribution Percentages of the Prior Year's Non-CWNL Highly Compensated Participants, based on the Company Matched Contributions made on behalf of and the Plan Year Compensation earned by each Prior Year's Non-Highly Compensated Participant during the immediately preceding Plan Year.

2.42              Prior Year ADP Method means, with respect to a Plan Year, the
                  -----------------------
                  calculation of the Actual Deferral Percentage for all Prior Year's Non-Highly Compensated Participants, based on the Compensation Reduction Amounts of and the Plan Year Compensation earned by each Prior Year's Non-Highly Compensated Participant during the immediately preceding Plan Year.

2.43              Prior Year's Non-Highly Compensated Participant means, with
                  -----------------------------------------------
                  respect to any Plan Year beginning on or after January 1, 1997, each individual who was in the immediately preceding Plan Year:

                  (a)      an Employee eligible to participate in this Plan; and

                  (b) not a Highly Compensated Participant, as determined in accordance with the definition of "Highly Compensated Participant" in effect with respect to such immediately preceding Plan Year.

                  An individual may be a Prior Year's Non-Highly Compensated Participant even though he is not an Employee or Participant in the current Plan Year or even though he would be treated as a Highly Compensated Participant in the current Plan Year.

2.44              Reemployed Individual means a person who, after having
                  ----------------------
                  terminated his employment with the Group, resumes his employment with the Group:

                  (a) with any vested interest in his Participant Accounts, or

                  (b) with no such vested interest but who resumes his employment with the Group either:

                           (i)      before a One Year Service Break,

                           (ii) after a One Year Service Break but before his latest Period of Severance equals or exceeds his Period of Service, or

                           (iii) after a One Year Service Break but before the number of his consecutive One Year Service Breaks equals or exceeds the greater of five (5) or his Period of Service.

2.45              Section 415 Compensation means for each Plan Year and shall:
                  ------------------------

                  (a) include amounts accrued to a Participant (regardless of whether he was a Participant during the entire Plan Year):

                           (i) as wages, salaries, fees for professional services and other amounts received for personal services actually rendered in the course of employment with the Group, including but not limited to commissions, compensation for services on the basis of a percentage of profits and bonuses;

                           (ii) for purposes of Subsection (a)(i) above, earned income from sources outside the United States (as defined in Section 911(b) of the Code), whether or not excludible from gross income under Section 911 of the Code or deductible under Section 913 of the Code;

                           (iii)    amounts described in Section 104(a)(3),
                                    Section 105(a) and Section 105(h) of the
                                    Code, but only to the extent that these
                                    amounts are includible in the gross income of such Participant;

                           (iv) amounts paid or reimbursed by the Group for moving expenses incurred by such Participant, but only to the extent that these amounts are not deductible by such Participant under Section 217 of the Code; and

                           (v) for Plan Years beginning after December 31, 1997, by a Participant's elective deferrals under Section 402(g)(3) of the Code and any amount which is contributed or deferred by the Group at the election of the Participant and which is not includible in the Participant's income by reason of Section 125 or 457 of the Code.

                  (b)      not include:

                           (i) notwithstanding Subsection (a)(i) above and solely with respect to Plan Years beginning before January 1, 1998, amounts contributed to the Plan under Article V;

                           (ii)     except as otherwise  provided in Subsection
                                    (a)(v) above, other contributions made by the Group to a qualified plan of deferred compensation to the extent that, before the application of the Section 415 of the Code limitations to that plan, the contributions are not includible in the gross income of such Participant for the taxable year in which contributed; in addition, Company contributions made on behalf of such Participant to a simplified employee pension plan described in Section 408(k) of the Code shall not be considered as Section 415 Compensation for the taxable year in which contributed; additionally, any distributions from a qualified plan of deferred compensation shall not be considered as
                                    Section 415 Compensation, regardless of
                                    whether such amounts are includible in the gross income of such Participant when distributed; however, any amounts received by such Participant pursuant to an unfunded nonqualified plan shall be considered as
                                    Section 415 Compensation in the taxable year in which such amounts are includible in the gross income of such Participant; and

                           (iii)    except as otherwise provided in Subsection
                                    (a)(v) above, other amounts which receive special federal income tax treatment under the Code, such as premiums for group term life insurance (but only to the extent that those premiums are not includible in the gross income of such Participant).

                  Notwithstanding anything in this Section 2.45 to the contrary, for Plan Years beginning on or after January 1, 1998, Section 415 Compensation shall include any elective deferral (as defined in Section 402(g) of the Code) and any amount contributed or deferred at the election of the Participant that is not includible in that Participant's gross income by reason of Section 125 or Section 457 and, effective January 1, 2001, Section 132(f)(4) of the Code.

2.46              Spouse means the person to whom an Employee is lawfully
                  ------
                  married or was lawfully married at the date of his death.

2.47              Termination Date means the date on which a Participant's
                  ----------------
                  employment with the Group is terminated by reason of his discharge, resignation, retirement, Total Disability or death.

2.48              Top Paid Group means in a Plan Year the Employees who are in
                  --------------
                  the top twenty percent (20%) of the Group's Employees in terms of Section 415 Compensation for such Plan Year; provided,
                                                                  --------
                  however, that for purposes of determining the number of
                  -------
                  Employees to be included in the Top Paid Group, the following Employees shall be excluded to the extent permitted by Section 414(q)(4) of the Code:

                  (a) Employees who have not completed six (6) months of service with the Group;

                  (b) Employees who normally work less than seventeen and one-half (17 1/2) hours per week or less than six (6) months during a Plan Year;

                  (c)      Employees who have not attained age twenty-one (21);

                  (d) except as provided by regulations promulgated under the Code, Employees who are covered by a collectively bargained agreement; and

                  (e) Employees who are non-resident aliens and who receive no earned income (within the meaning of Section 911(d)(2) of the Code) from the Group which constitutes income from sources in the United States (within the meaning of Section 861(a)(3) of the Code).

2.49              Total Disability means a Participant's mental or physical
                  ----------------
                  condition which entitles him to disability benefits under the long term disability plan maintained by the Group.

2.50              Trust Agreement means the agreement entered into between
                  ---------------
                  Vectren Corporation and the Trustee to carry out the purposes of the Plan, as set forth herein, which Trust Agreement, as it may be amended hereafter from time to time, shall form a part of the Plan.

2.51              Trustee mean the Trustee of the Trust Fund and its successors
                  -------
                  and substitutes.


2.52              Trust Fund means the cash and other assets held and
                  ----------
                  administered by the Trustee in accordance with the provisions of the Trust Agreement and of the Plan and shall consist of the following investment funds:

                  (a)      Fund A which shall be invested principally in shares
                           ------
                           of common stock of Vectren Corporation which shares shall be purchased on the open market, unless Vectren Corporation makes available for purchase by the Plan authorized but unissued shares of its common stock at a price per share equal to its closing price as reported in The Wall Street Journal as of the trading
                                       -----------------------
                           day immediately preceding the date of such purchase;

                  (b)      Fund B which shall be a stable value fund investing
                           ------
                           principally in fixed income investments, including guaranteed investment contracts, bank investment contracts and structured investment contracts;

                  (c)      Fund C which shall be an equity investment fund
                           ------
                           consisting primarily of common stocks; and

                  (d)      Fund D which shall be a balanced fund investing
                           ------
                           primarily in a mix of fixed income investments and equities;

                  (e)      Fund E which shall be an equity index fund investing
                           ------
                           in all five hundred (500) stocks composing the S&P 500;

                  (f)      Fund F which shall be a fund investing in equity
                           ------
                           securities emphasizing long-term growth of capital and income and which is primarily invested either in equities or other mutual fund equity funds;

                  (g)      Fund G which shall be an equity fund investing
                           ------
                           primarily in equities of non-United States companies; and

                  (h)      Fund H which shall be an equity fund investing in
                           ------
                           emerging growth companies;


                  Without the need of a formal amendment, the Plan Administrator may modify the available investment funds.

2.53              Union means the International Brotherhood of Electrical
                  -----
                  Workers, Locals 1393 and 702, the United Steelworkers of America AFL-CIO-CLC, Locals 7441 and 12213, Utility Workers Union of America, Local 175, Teamsters, Chauffeurs, Warehousemen, and Helpers Local No. 135 and any other collective bargaining unit with respect to which the Participating Companies and that collective bargaining unit have agreed to its participation in this Plan.

2.54              Valuation Date means and shall include each business date.
                  --------------

2.55              Year of Service means any Computation Period during which an
                  ---------------
                  Employee completes one thousand (1,000) Hours of Service; provided, however, that for eligibility purposes, an Employee
                  --------  -------
                  shall not be deemed to have completed a Year of Service in a Computation Period until the last day of the Computation Period. An Employee's Years of Service shall include the Employee's employment with Dayton Power & Light Company but only to the extent the Employee was employed by Dayton Power & Light Company immediately prior to the date on which certain assets of Dayton Power & Light Company were acquired by the Group.






                                   ARTICLE III
                                   -----------
                                   ELIGIBILITY
                                   -----------

3.1               Requirements for Eligibility. Each Employee who is expected to
                  ----------------------------
                  complete at least one thousand (1,000) Hours of Service during his first Computation Period is eligible to become a Participant in the Plan once he completes at least one (1) Hour of Service. An Employee who is not expected to complete at least one thousand (1,000) Hours of Service during his first Computation Period is eligible to become a Participant in the Plan once he completes at least one (1) Year of Service or, in the case of an Employee whose terms of employment are not covered by a collective bargaining agreement between a Participating Company and a Union, at least a one (1) year Period of Service.

3.2               Commencement of Participation. An Employee shall become a
                  -----------------------------
                  Participant in the Plan as soon as practicable following satisfaction of the requirements for eligibility set forth in
                  Section 3.1; provided, however, that such Employee shall not
                               --------  -------
                  have his Compensation redirected pursuant to Section 4.1 until he has complied with Section 3.3. If an Employee is a Participant and is eligible to have his Compensation redirected pursuant to Section 4.1 but does not elect to redirect his Compensation when first eligible to do so, he may commence having his Compensation redirected at any time thereafter, assuming that such Employee continues to be eligible under the Plan and complies with Section 3.3.

3.3               Method of Becoming a Participant.  An Employee shall become a
                  ------------------------------------
                  Participant in the Plan by following the procedures established by the Plan Administrator and:

                  (a) electing to have his Compensation redirected pursuant to Section 4.1;

                  (b) electing to have the amount by which his Compensation is redirected contributed by the Participating Companies to the Plan;

                  (c) specifying his investment election for his Compensation Redirection Amount and the annual Company contributions made under Section 5.3 among the investment funds maintained pursuant to the Plan;

                  (d)      agreeing to the terms of the Plan; and

                  (e) designating a Beneficiary to receive any benefits which may be payable under the Plan after his death.

3.4               Reemployment.  Upon reemployment, a former Employee who had
                  ------------
                  completed the eligibility requirements in Section 3.1 shall be eligible to participate in the Plan as of the later of:

                  (a)      his reemployment date by the Group, or

                  (b) the date on which he would have otherwise been eligible to participate in the Plan had his employment by the Group not been terminated;

                  provided, however, that, for purposes of determining
                  --------  -------
                  the vested balance of the Company Matching and Non-Matching Contributions Accounts of a reemployed Employee whose terms of employment are not covered by a collective bargaining agreement between a Participating Company and a Union and who did not have a vested interest in his Compensation Redirection Account or Company Matching or Non-Matching Contributions Accounts at the time he incurred a One Year Service Break, his Period of Service accrued before the One Year Service Break shall be disregarded on his reemployment if the number of such Employee's consecutive One Year Service Breaks equals or exceeds the greater of five (5) or his Period of Service completed before the One Year Service Breaks; provided,
                                                                --------
                  further, that, for purposes of determining the vested balance
                  -------
                  of the Company Matching and Non-Matching Contributions Accounts of a reemployed Employee whose terms of employment are covered by a collective bargaining agreement between a Participating Company and a Union and who did not have a vested interest in his Compensation Redirection Account or Company Matching or Non-Matching Contributions Accounts at the time he incurred a Break in Service, his Years of Service accrued before the Break in Service shall be disregarded on his reemployment if the number of such Employee's consecutive one (1) year Breaks in Service equals or exceeds the greater of five (5) or his Years of Service completed before the Break in Service.

3.5               Change in Status. If a Participant hereunder ceases to be an
                  ----------------
                  Employee due to a change in his employment status, while remaining an employee of the Group (as defined for purposes of
                  Article XVII), he shall become an inactive Participant hereunder until such time as he again becomes an Employee, and during the period in which he is an inactive Participant he shall no longer be entitled to redirect his Compensation to the Plan; provided, however, that his Participant Account
                            --------  -------
                  shall continue to be adjusted in accordance with Article VII; provided, further, that the employment of such an inactive Participant shall not be deemed terminated until he ceases to be employed by the Group (as such term is defined for purposes of Article XVII). If an employee who is not a Participant becomes an Employee due to a change in his employment status or due to the adoption of the Plan by his employer in accordance with Section 11.1, he shall become eligible to participate in this Plan immediately; provided, however, that
                                                        --------  -------
                  his participation shall not commence until his enrollment in accordance with the procedures set forth in Section 3.3.

3.6               Limited Participant. An Employee who is not eligible to become
                  -------------------
                  a Participant in the Plan but on whose behalf amounts are transferred to the Plan from another qualified retirement plan in accordance with Section 5.13 shall be deemed to be a limited Participant under the Plan with respect to such transferred amounts.





                                   ARTICLE IV
                                   ----------
                            COMPENSATION REDIRECTION
                            ------------------------

4.1               Compensation Redirection Agreements. Each Employee electing to
                  -----------------------------------
                  participate in the Plan shall enter into a Compensation Redirection Agreement with the Participating Companies if he elects to have a portion of his Compensation contributed to the Plan. If an Employee completes a Compensation Redirection Agreement, he shall specify a percentage from one percent (1%) to nineteen percent (19%) or, effective January 1, 2002, fifty percent (50%) (in multiples of one (1) percentage point). Subject to limitations set forth in Section 5.5 and Section
                  5.9 of this Plan and notwithstanding anything contained herein to the contrary, an Employee whose terms of employment are covered by a collective bargaining agreement entered into by the Group and International Brotherhood of Electrical Workers, Local 702 shall be eligible to defer one hundred percent (100%) of any payout under the Performance Incentive Plan as an additional Compensation Redirection Amount under this Plan; provided, however, that an Employee shall only be permitted to
                  --------  -------
                  make an election to defer one hundred percent (100%) of his Performance Incentive Plan payout under this Plan except as otherwise limited under Code Section 402(g); provided,
                                                               --------
                  further, that no Company Matching Contribution shall be made
                  -------
                  with respect to any amounts accrued under the Performance Incentive Plan but deferred under this sentence. Subject to limitations set forth in Section 5.5 and Section 5.9 of this Plan and notwithstanding anything contained herein to the contrary, an Employee whose terms of employment are covered by a collective bargaining agreement entered into by the Group and the Utility Workers Union of America, Local 175 shall be eligible to defer between one percent (1%) and one hundred percent (100%), in whole percentage increments, of any of the guaranteed annual payment or any incentive plan payment earned by such Employee as an additional Compensation Redirection Amount under this Plan; provided, however, that any such
                                          --------  -------
                  Employee shall not be permitted to make an election to defer any amount which would cause the limits set forth in Code
                  Section 401(g) to be exceeded.

4.2               Change in Compensation Redirection Agreements. By following
                  ---------------------------------------------
                  the procedures established by the Plan Administrator, a Participant may prospectively change his Compensation Redirection Agreement within the limits set forth in Section
                  4.1. The Plan Administrator may as of any payroll period modify the Compensation Redirection Agreements of any Participant if necessary to comply with the limits contained in Sections 5.5, 5.7, 5.8 and 5.9; provided, however, that any
                                                     --------  -------
                  modification by the Plan Administrator shall be determined in a uniform and non-discriminatory manner; provided, further,
                                                           --------  -------
                  that any modification may result in the Compensation Redirection Percentage of a Participant reduced to a fractional percentage in order to permit such Participant to maximize his Compensation Redirection Amount.

 4.3              Revocation of Compensation Redirection Agreements. As of any
                  -------------------------------------------------
                  payroll period, a Participant may cease having his Compensation redirected to the Plan and revoke his Compensation Redirection Agreement by following the procedures established by the Plan Administrator or its designate in advance of the date on which the revocation is to be effective. In order for a Participant to reinstate his Compensation Redirection Agreement, such Participant shall follow the procedures outlined in Section 3.3 as though he were a new Participant.





                                    ARTICLE V
                                    ---------
                              COMPANY CONTRIBUTIONS
                              ---------------------

5.1               Amount of Company Contributions. Subject to the limitations of
                  -------------------------------
                  Section 5.5, the Participating Companies shall contribute with respect to each payroll period an amount equal to one hundred percent (100%) of that Participant's Compensation Redirection Amount; provided, however, that the amount of contributions by
                          --------  -------
                  any Participating Companies under this Section and under Sections 5.2 and 5.3 with respect to any Plan Year shall not exceed an amount equal to the maximum amount deductible by such Participating Companies under Section 404 of the Code for such Plan Year as an expense for federal income tax purposes; provided, further, that no contributions shall be made under
                  --------  -------
                  this Section after the effective date of a Participant's termination of employment with the Participating Companies.

5.2               Company Matching Contributions.
                  ------------------------------

                  (a)      Non-Union Employees.  Subject to the limitations of
                           --------------------
                           Section 5.5 and Section 5.8 and effective January 1, 1999, the Company Matching Contributions with respect to each payroll period for a Participant whose terms of employment are not governed by a collective bargaining agreement entered into by a Company and a Union shall be an amount equal to one hundred percent (100%) or, effective January 1, 2001, fifty percent (50%) of that portion of such Participant's Compensation Redirection Amount not in excess of six percent (6%) of his Compensation in such payroll period to be allocated to his Company Matching Contributions Account; provided, however, that
                                                    --------   -------
                           effective July 1, 2000 for Participants who were not employed by Indiana Energy, Inc. or any of its subsidiaries on March 30, 2000, the Company Matching Contributions with respect to each payroll period shall be an amount equal to fifty percent (50%) of that portion of such Participant's Compensation Redirection Amount not in excess of six percent (6%) of his Compensation in such payroll period to be allocated to his Company Matching Contributions Account. Notwithstanding anything contained in this
                           Section 5.2 to the contrary, if the Plan
                           Administrator reduces or returns in accordance with
                           Section 5.7 the Compensation Redirection Amounts of a Participant in order to comply with Section 5.7,
                           Section 415 of the Code or Section 402(g) of the Code, the Participating Companies shall be required to forfeit any Company Matched Contributions attributable to the reduced or returned Compensation Redirection Amounts but only to the extent that the Participant Compensation Redirection Amounts for such Plan Year (after adjusted to reflect the required reductions and returns) is not in excess of six percent (6%) of his Compensation for such Plan Year.

                  (b)      Union Employees. Subject to the limitations of
                           ---------------
                           Section 5.5 and Section 5.8 and effective January 1, 1999 and except as provided below, the Participating Companies shall also contribute with respect to each payroll period for a Participant whose terms of employment are governed by a collective bargaining agreement entered into by the Participating Companies and a Union during which a Participant has in effect a Compensation Redirection Agreement an amount equal to fifty percent (50%) of:

                           (i)      that portion of such Participant's
                                    Compensation Redirection Amount not in
                                    excess of four percent (4%) or, in the case of a Participant whose terms of employment are governed by a collective bargaining agreement entered into by the Participating Companies and the Teamsters, Chauffeurs, Warehousemen, and Helpers Local No. 135, three percent (3%) of his Compensation in such payroll period; and

                           (ii) any amounts redirected to the Plan by the Participant and not includible in that Participant's income under Section 125 of the Code;

                           to be allocated to his Company Matching Contributions Account; provided, however, that Participants whose
                                    --------  -------
                           terms of employment are governed by a collective bargaining agreement entered into by the Participating Companies and International Brotherhood of Electrical Workers, Local 702 shall not be eligible for Company Matching Contributions until October 1, 2000 and shall not be eligible for any Company Matching Contributions relating to amounts deferred by the Participant under the Performance Incentive Plan.

                           Notwithstanding anything contained in this Section to the contrary and subject to the limitations of
                           Section 5.5 and Section 5.8, the Company Matching Contributions made on behalf of Participants whose terms of employment are governed by a collective bargaining agreement entered into by the Group and the Utility Workers Union of America, Local 175 shall be equal to one hundred percent (100%) of that portion of such Participant's Compensation Redirection Amount not in excess of nineteen percent (19%) of his Compensation in such payroll period; provided, however, that the maximum annual Company
                           --------  -------
                           Matching Contribution under this sentence for any Participant in any Plan Year shall be one thousand dollars ($1,000.00) or, in the case of the period between October 1, 2000 and December 31, 2000, two hundred and fifty dollars ($250.00).

5.3               Company Non-Matching Contributions.
                  ----------------------------------

                  (a)      Pre-1999 Contributions for Non-Union Employees.  For
                           --------------------------------------------------
                           Plan Years beginning before January 1, 1999 and subject to the limitations of Section 5.5, the Participating Companies also contributed with respect to each Plan Year for a Participant (regardless of the number of Hours of Service completed by such Participant during such Plan Year) whose terms of employment were not governed by a collective bargaining agreement entered into by a Company and a Union who was actively employed by the Company on the last calendar day of the Plan Year an amount equal to two and one-half percent (2 1/2%) of his annualized base salary from the Participating Companies (including Compensation Redirection Amounts and commissions but excluding overtime, bonuses and any other extraordinary compensation) in effect on the December 1 in the Plan Year for which the contribution related; provided, however, that for
                                                 --------   -------
                           purposes of this Section, a Participant shall be deemed to be actively employed by the Participating Companies if he is on a paid or FMLA leave of absence, he is receiving benefits under a short term disability plan maintained by the Participating Companies or he is receiving wages from the Participating Companies under a wage continuation program maintained by the Participating Companies but shall not be deemed actively employed by the Participating Companies if he is on an unpaid leave of absence (other than FMLA leave) or if he is receiving benefits under any long term disability plan maintained by the Participating Companies; provided, further, that with respect to any Employee
                           --------  -------
                           becoming a Participant after August 1, 1994, the Participant shall be required to have completed at least one thousand (1,000) Hours of Service in a Plan Year to be eligible for the annual contribution described in this Section for the Plan Year.

                  (b)      Union Employees. For Plan Years beginning before
                           ----------------
                           January 1,  1999 and subject to the limitations of
                           Section 5.5, the Participating Companies also contributed with respect to each Plan Year for a Participant (regardless of the number of Hours of Service completed by such Participant during such Plan Year) whose terms of employment were governed by a collective bargaining agreement entered into by a Participating Company and a Union and who was actively employed by a Participating Company on the last calendar day of the Plan Year an amount equal to two and one-half percent (2 1/2%) of his annualized base salary from the Participating Companies (including Compensation Redirection Amounts and commissions but excluding overtime, bonuses and any other extraordinary compensation) in effect on the December 15 in the Plan Year for which the contribution relates; provided, however, that for
                                                 --------   -------
                           purposes of this Section, a Participant shall be deemed to be actively employed by a Participating Company if he is on a paid or FMLA leave of absence, he is receiving benefits under a short term disability plan maintained by the Group but shall not be deemed actively employed by the Participating Companies if he is on an unpaid leave of absence (other than FMLA leave) or if he is receiving benefits under any long term disability plan maintained by the Group; provided, further, that with
                                                    --------   -------
                           respect to any Employee becoming a Participant after August 1, 1994, the Participant shall be required to have completed at least one thousand (1,000) Hours of Service in a Plan Year to be eligible for the annual contribution described in this Section for the Plan Year.

                  (c)      Post June 30, 1999 Contributions for Non-Union
                           -----------------------------------------------------
                           Employees.  For the period beginning on

                           and after July 1, 2000, the Participating Companies shall also contribute for a Participant (regardless of the number of Hours of Service completed by such Participant) who was not an Employee of Indiana Energy, Inc. or one of its subsidiaries on or before March 30, 2000 and whose terms of employment are not governed by a collective bargaining agreement entered into by a Company and a union an amount equal to three percent (3%) of his Compensation in each payroll period; provided, however, that this three
                           --------   -------
                           percent (3%) contribution shall not be made on behalf of any Participant who is actively employed and on the payroll of Southern Indiana Gas and Electric Company on March 31, 2000 unless such Participant chooses to receive the three percent (3%) annual contribution in lieu of other rights otherwise available under other Company sponsored qualified retirement plans or, for the period before January 1, 2000 and, in the case of Participants listed on Exhibit B, for the period after December 31, 2000, shall not be made on behalf of a Participant employed by Vectren Energy Delivery of Ohio, Inc.; provided,
                                                                     --------
                           further,  that attached to this Plan as Exhibit B is
                           -------
                           a list of Participants who have not made the special election to receive the three percent (3%) contribution under this Plan; provided, further, that
                                                         --------   -------
                           effective January 1, 2002, the Participants employed by the Participating Companies listed on Exhibit C shall not be eligible for the annual contribution described in this Subsection (c).

                  (d)      Certain Union Participants. For the period beginning
                           --------------------------
                           on October 1, 2000, the Participating Companies shall also contribute in each Plan Year on December 15 of such Plan Year or as soon as practicable thereafter for a Participant whose terms of employment are governed by a collective bargaining agreement entered into by the Group and the Utility Workers Union of America, Local 175 (regardless of the number of Hours of Service completed by such Participant) and who is employed on December 1 of such Plan Year equal to the amount determined in accordance with the following schedule:


                                    Year                 Amount of Contribution
                                    ----                 ----------------------
                                    2000                        $  900
                                    2001                        $1,000
                                    2002                        $1,100
                                    2003                        $1,200
                                    2004                        $1,300
                                    2005                        $1,400

                  (e)      Discretionary Profit Sharing Contributions.  The
                           -------------------------------------------
                           Board of Directors of any of the Participating Companies listed on Exhibit C may, in its sole discretion, elect to contribute additional amounts on behalf of Participants employed by each such Participating Company to the Plan as additional Company contributions. Any additional Company contribution made to the Plan shall be allocated among the Participants employed by each such Participating Company on the last calendar day of the Plan Year based on the respective Compensation of each eligible Participant in the Plan Year and shall be allocated to such Participant's Company Non-Matching Contributions Account. Contributions made under this Subsection shall be paid into the Plan as soon as practicable after completion of the Plan Year for which the contribution relates.

5.4               Remittance of Company Contributions. Company contributions
                  ----------
                  required under Sections 5.1 and 5.2 shall be remitted to the Trustee as soon as practicable, but in any event within thirty (30) calendar days after the month during which the Compensation upon which the contributions are based would have been paid to the Participants, and shall then be allocated among the investment funds as directed by the Participants. Company contributions under Section 5.3(c) shall be remitted to the Trustee as soon as practicable after the end of the payroll period to which the Company contributions relate, but in any event before the Company's federal income tax return is due (including extensions) for that Plan Year during which occurs the payroll period and shall then be allocated among investment funds as directed by the Participants. Company contributions under Section 5.3(d) shall be remitted to the Trustee no later than the due date for the Company's federal income tax return (including extensions) for that Plan Year during which the annual contribution is accrued.

5.5               Maximum Contributions.  Notwithstanding any other provisions
                  ----------------------
                  of the Plan, the Annual Additions allocated to any Participant in any Plan Year under the Plan and under any other qualified defined contribution plans maintained by the Group shall not exceed the lesser of:

                  (a)      twenty-five percent (25%) of such Participant's
                           Section 415 Compensation from the Group in that Plan Year, or

                  (b) thirty thousand dollars ($30,000), as adjusted for cost of living increases pursuant to Section 415(d) of the Code.

                  Notwithstanding anything contained herein to the contrary, the limit on Annual Additions shall be increased to any greater amount permitted by Section 415 of the Code which Code Section is incorporated herein by reference. For Plan Years beginning before January 1, 2000, in any case in which an Employee is a participant in one (1) or more qualified defined contribution plans and in one (1) or more qualified defined benefit plans (as those terms are defined in Section 415(k) of the Code) maintained by the Group, the sum of the Defined Benefit Fraction and of the Defined Contribution Fraction in any Plan Year computed as of the last calendar day of such Plan Year shall not exceed one (1.0).

                  If, as a result of a reasonable error in estimating a Participant's Section 415 Compensation, the allocation of forfeitures, a reasonable error in determining the amount of Compensation Redirection Amounts that may be contributed to the Plan with respect to any individual under the limits of
                  Section 415 of the Code or other facts and circumstances which the Commissioner of Internal Revenue finds justifies the corrective action described in this Subsection, the limitations as contained in this Subsection would be exceeded for any Participant, the Plan Administrator shall take action in accordance and consistent with Section 415 of the Code and applicable Treasury Regulations (which Code Section and applicable regulations are hereby incorporated by reference) to reduce the Participant's Compensation Redirection Amount, and Company contributions to the extent necessary to comply with the Section 415 of the Code limit.

5.6 Return of Company Contributions. Notwithstanding the foregoing, a Participating Company shall be entitled to receive, without interest, the amount of any contributions made by it to the Plan on account of a mistake in fact; provided, however, that repayment of such mistaken
                  --------  -------
                  contributions is made to the Participating Company within one
                  (1) year after the date of remittance of such contributions to the Trustee. Any contributions returned to a Participating Company which represent a Participant's Compensation Redirection Amounts shall be immediately refunded to that Participant by the Participating Companies. Any earnings attributable to amounts refunded to a Participant in accordance with the previous sentence shall also be paid to such Participant as soon as practicable.

5.7               Return of Compensation Redirection Amounts.  In any Plan Year
                  ----------------------------------------------
                  in which the average of the Actual Deferral Percentages for the group of Highly Compensated Participants would be more than the greater of:

                  (a) the average of the Actual Deferral Percentage of all other Employees who are eligible to be Participants multiplied by one and one-fourth (1 1/4), or

                  (b)      the lesser of:

                           (i) two percent (2%) plus the average of the Actual Deferral Percentage of all other Employees who are eligible to be Participants, or

                           (ii) average of the Actual Deferral Percentage of all other Employees who are eligible to be Participants multiplied by two (2),

                  the Compensation Redirection Amounts of the Highly Compensated Participants shall be reduced to the extent necessary so that the average of the Actual Deferral Percentage for the group of Highly Compensated Participants is not more than the greater of Subsection (a) or (b) above.

                  For Plan Years beginning on or after January 1, 1997 and unless the Plan Administrator properly elects at such time and in such manner as prescribed by the Secretary of the Treasury to apply the Current Year ADP Method instead, if after making the adjustments required by Section 5.9 the average of the Actual Deferral Percentages for the group of Highly Compensated Participants who are eligible to be Participants in a Plan Year would be more than the greater of:

                  (c) the average of the immediately preceding Plan Year's Actual Deferral Percentages of all Prior Year's Non-Highly Compensated Participants multiplied by one and one fourth (1 th), or

                  (d)      the lesser of:

                           (i) two percent (2%) plus the immediately preceding Plan Year's Actual Deferral Percentage of all Prior Year's Non-Highly Compensated Participants, or

                           (ii) the immediately preceding Plan Year's Actual Deferral Percentage of all Prior Year's Non-Highly Compensated Participants multiplied by two (2),

                  the Compensation Redirection Percentages of the Highly Compensated Participants shall be reduced to the extent necessary so that the Actual Deferral Percentage for the group of Highly Compensated Participants is not more than the greater of Subsection (c) or (d) above.

                  Reduction of Compensation Redirection Percentages shall be accomplished first by determining the maximum deferral for the group of Highly Compensated Participants permitted by Subsection (a) or (b) above or Subsection (c) and (d), whichever is applicable, and then reducing the Compensation Redirection Percentage of the Highly Compensated Participants with the highest Compensation Redirection Percentages by one tenth of one percent (0.1%). If after making the above reduction the limitations are still exceeded, the Compensation Redirection Percentages of the Highly Compensated Participants shall be further reduced in one tenth of one percent (0.1%) increments until the limitations of this Section 5.7 are not exceeded.

                  For Plan Years beginning on or after January 1, 1997, correction of excess Compensation Redirection Amounts shall be accomplished as follows. First, the Plan Administrator shall calculate the total dollar amount of the Compensation Redirection Amounts of Highly Compensated Participants that would otherwise be reduced as the result of the reduction of the Compensation Redirection Percentages of those Highly Compensated Participants in accordance with this Section 5.7 (the "Total Excess Contributions") without attributing any such dollar reduction to a particular Highly Compensated Participant. The Compensation Redirection Amounts of the Highly Compensated Participant with the highest dollar amount of Compensation Redirection Amounts shall then be reduced by the amount required to cause that Highly Compensated Participant's Compensation Redirection Amounts to equal the dollar amount of the Compensation Redirection Amounts of the Highly Compensated Participant with the next highest dollar amount of Compensation Redirection Amounts. If the total amount of the reductions of Compensation Redirection Amounts in the preceding sentence is less than the Total Excess Contributions, the process in the preceding sentence shall be repeated. In no event shall the reductions required under the preceding two sentences exceed the Total Excess Contributions.

                  The amount by which a Participant's Compensation Redirection Amount exceeds the amount permitted under this Section, plus any earnings (or, if applicable, less any losses) allocated to such excess Compensation Redirection Amount which are attributable to the Plan Year in which the excess amount relates, shall be returned to such Participant no later than the end of the Plan Year immediately following the Plan Year for which the excess Compensation Redirection Amount was made. Any Company Matched Contributions that are attributable to excess Compensation Redirection Amounts and that are not returned in accordance with Section 5.8 shall be treated as a mistaken contribution, shall be forfeited, shall be credited to and held in a suspense account and shall be applied to reduce the amount of Company Matched Contributions otherwise required of the Participating Companies for the next following Plan Years(s) until exhausted. The Plan Administrator shall apply the discrimination test of this Section separately for the collective bargaining groups of Employees. To the extent permitted by applicable regulations, the Plan Administrator may elect to test each collective bargaining group separately or to aggregate one (1) or more of the groups for a combined test. For the purposes of determining whether the discrimination test described in this Section is satisfied, all elective contributions that are made under two or more plans that are aggregated for the purposes of Code Section 401(a)(4) or 410(b) (other than Code Section 410(b)(2)(A)(ii)) are to be treated as made under a single plan and that if two
                  (2) or more plans are permissively aggregated for purposes of Code Section 401(k), the aggregated plans must also satisfy Code Sections 401(a)(4) and 410(b) as though they were a single plan.

5.8               Return of Company Matched Contributions.  If after making the
                  -----------------------------------------
                  adjustments required by Section 5.7 the average of the Company Matched Contribution Percentages for the group of Highly Compensated Participants in a Plan Year would be more than the greater of:

                  (a) the average of the Company Matched Contribution Percentages of all other Employees who are eligible to be Participants multiplied by one and one-fourth (1 1/4th), or

                  (b)      the lesser of:

                           (i) two percent (2%) plus the average of the Company Matched Contribution Percentages of all other Employees who are eligible to be Participants, or

                           (ii)     the average of the Company Matched
                                    Contribution Percentages of all other
                                    Employees who are eligible to be
                                    Participants multiplied by two (2.0),

                  the Company Matched Contributions of the Highly Compensated Participants shall be reduced before the end of the immediately following Plan Year to the extent necessary so that the average of the Company Matched Contribution Percentages for the group of Highly Compensated Participants is not more than the greater of Subsection (a) or (b) above.

                  For Plan Years beginning on or after January 1, 1997 and unless the Plan Administrator properly elects at such time and in such manner as prescribed by the Secretary of the Treasury to apply the Current Year ACP Method instead, if after making the adjustments required by Section 5.7 the average of the Company Matched Contribution Percentages for the group of Highly Compensated Participants in a Plan Year would be more than the greater of:

                  (c) the average of the immediately preceding Plan Year's Company Matched Contribution Percentages of all Prior Year's Non-Highly Compensated Participants multiplied by one and one fourth (1 th), or

                  (d)      the lesser of:

                           (i) two percent (2%) plus the average of the immediately preceding Plan Year's Company Matched Contribution Percentages of all Prior Year's Non-Highly Compensated Participants, or

                           (ii) the average of the immediately preceding Plan Year's Company Matched Contribution Percentages of all Prior Year's Non-Highly Compensated Participants multiplied by two (2.0), the Company Matched Contributions of the Highly Compensated Participants shall be reduced to the extent necessary so that the average of the Company Matched Contribution Percentages for the group of Highly Compensated Participants is not more than the greater of Subsection (c) or (d) above.

                  Reduction of excess Company Matched Contributions shall be accomplished first by determining the maximum average percentage for the group of Highly Compensated Participants permitted by Subsection (a) or (b) above or Subsection (c) or
                  (d), whichever is applicable, and then reducing the Company Matched Contributions of the Highly Compensated Participants with the highest Company Matched Contribution Percentage so that their Company Matched Contribution Percentage is reduced by one tenth of one percent (0.1%). If after making the above reduction the limitations are still exceeded, the Company Matched Contribution Percentages of the Highly Compensated Participants shall be further reduced in one tenth of one percent (0.1%) increments until the limitations are not exceeded.

                  For Plan Years beginning on or after January 1, 1997, the amount of excess Company Matched Contributions to be corrected with respect to a Highly Compensated Participant shall be determined as follows. First, the Plan Administrator shall calculate the total dollar amount of the Company Matched Contributions of Highly Compensated Participants that would otherwise be reduced as the result of the reduction of Company Matched Contributions Percentages in accordance with this
                  Section 5.8 (the "Total Excess Aggregate Contributions") without attributing any such dollar reduction to a particular Highly Compensated Participant. The Company Matched Contributions of the Highly Compensated Participant with the highest dollar amount of Company Matched Contributions shall then be reduced by the amount required to cause that Highly Compensated Participant's Company Matched Contributions to equal the dollar amount of the Company Matched Contributions of the Highly Compensated Participant with the next highest dollar amount of Company Matched Contributions. If the total amount of the reductions of Company Matched Contributions in the preceding sentence is less than the Total Excess Aggregate Contributions, the process in the preceding sentence shall be repeated. In no event shall the reductions required under the preceding two sentences exceed the Total Excess Aggregate Contributions.

                  For Plan Years beginning both before and on or after January 1, 1997, Excess Company Matched Contributions shall be corrected by taking the following actions:

                  (e) First, Company Matched Contributions that are not forfeitable under Section 8.2, plus income attributable thereto, shall be refunded to the affected Participants no later than the end of the Plan Year immediately following the Plan Year for which such excess Company Matched Contributions were made; and

                  (f) Second, Company Matched Contributions that are forfeitable under Section 8.2, plus income attributable thereto, shall be forfeited and applied to reduce the amount of Company Matched Contributions otherwise required of the Participating Companies to whom they relate for the next following Plan Year(s) until exhausted.

                  The income attributable to excess Company Matched Contributions shall include only income for the Plan Year for which the Company Matched Contributions were made.

                  For Plan Years beginning before January 1, 2002, after application of Section 5.7 and Subsections (a) and (b) of this
                  Section 5.8 (or Subsections (c) and (d), whichever is applicable), if the average of the Company Matched Contribution Percentages for the group of Highly Compensated Participants who are eligible to participate in the Plan exceeds the limits prescribed by Subsection (a) above or Subsection (c) above, whichever is applicable, and the Actual Deferral Percentage for the group of Highly Compensated Participants who are eligible to participate in the Plan exceeds the limits prescribed by Section 5.7(a) or Section 5.7(c), whichever is applicable, then the following "Multiple Use Test" shall apply under which the sum of:

                  (g) the average of the Company Matched Contributions Percentages in such Plan Year for the group of Highly Compensated Participants who are eligible to participate in the Plan, and

                  (h) the Actual Deferral Percentage in such Plan Year for the group of Highly Compensated Participants who are eligible to participate in the Plan;

                  shall not exceed the greater of:

                  (i)      the sum of:

                           (i) one hundred and twenty-five percent (125%) of the greater of:

                                    (A)     the average of the Company Matched
                                            Contributions Percentages for such
                                            Plan Year determined under the
                                            Current Year ACP Method or for the
                                            immediately preceding Plan Year
                                            determined under the Prior Year ACP
                                            Method, whichever is being used for
                                            such Plan Year, or

                                    (B)     the Actual Deferral Percentage for
                                            such Plan Year determined under the
                                            Current Year ADP Method or for the
                                            immediately preceding Plan Year
                                            determined under the Prior Year ADP
                                            Method, whichever is being used for
                                            such Plan Year,

                                    plus

                           (ii) the sum of two percent (2%) and the lesser of:

                                    (A)     the average of the Company Matched
                                            Contributions Percentages for such
                                            Plan Year determined under the
                                            Current Year ACP Method or for the
                                            immediately preceding Plan Year
                                            determined under the Prior Year ACP
                                            Method, whichever is being used for
                                            such Plan Year, or

                                    (B)     the Actual Deferral Percentage for
                                            such Plan Year determined under the
                                            Current Year ADP Method or for the
                                            immediately preceding Plan Year
                                            determined under the Prior Year ADP
                                            Method, whichever is being used for
                                            such Plan Year;

                           provided, however, that the amount determined under
                           --------  -------
                           this Subsection (i),(ii) may not exceed two hundred percent (200%) of the lesser of (A) or (B) of this Subsection (i),(ii);

                           or

                  (j)      the sum of:

                           (i) one hundred and twenty-five percent (125%) of the lesser of:

                                    (A)     the average of the Company Matched
                                            Contribution Percentages for such
                                            Plan Year determined under the
                                            Current Year ACP Method or for the
                                            immediately preceding Plan Year
                                            determined under the Prior Year ACP
                                            Method, whichever is being used for
                                            such Plan Year, or

                                    (B)     the Actual Deferral Percentage for
                                            such Plan Year determined under the
                                            Current Year ADP Method or for the
                                            immediately preceding Plan Year
                                            determined under the Prior Year ADP
                                            Method, whichever is being used for
                                            such Plan Year,

                                    plus

                           (ii) the sum of two percent (2%) and the greater of:

                                    (A)     the average of the Company Matched
                                            Contributions Percentages for such
                                            Plan Year determined under the
                                            Current Year ACP Method or for the
                                            immediately preceding Plan Year
                                            determined under the Prior Year ACP
                                            Method, whichever is being used for
                                            such Plan Year, or

                                    (B)     the Actual Deferral Percentage for
                                            such Plan Year determined under the
                                            Current Year ADP Method or for the
                                            immediately preceding Plan Year
                                            determined under the Prior Year ADP
                                            Method, whichever is being used for
                                            such Plan Year;

                           provided, however, that the amount determined under
                           --------  -------
                           this Subsection (j),(ii) may not exceed two hundred percent (200%) of the greater of (A) or (B) of this Subsection (j),(ii).

                  For Plan Years beginning on or after January 1, 1997, if there has been a corrective distribution of excess Compensation Redirection Amounts for a Plan Year, then, in applying the Multiple Use Test for that Plan Year, the average Compensation Redirection Percentage for the Highly Compensated Participants shall equal the maximum amount permitted under Section 5.7. For Plan Years beginning on or after January 1, 1997, if there has been a corrective distribution of excess Company Matched Contributions for a Plan Year, then, in applying the Multiple Use Test for that Plan Year, the average Company Matched Contribution Percentage for the Highly Compensated Participants shall equal the maximum amount permitted under
                  Section 5.8(a) and (b) (or Section 5.8(c) and (d), whichever is applicable).

                  If the limits prescribed by the Multiple Use Text are exceeded, the Plan Administrator, in its sole discretion, may elect either to reduce the Company Matched Contributions or Compensation Redirection Amounts of the Highly Compensated Participants who are eligible both to enter into Compensation Redirection Agreements and to receive Company Matched Contributions, or a combination thereof, to the extent necessary so that the limits are not exceeded in the same manner such Company Matched Contributions or Compensation Redirection Amounts are reduced under Section 5.7 or Subsections (a) and (b) (or Subsections (c) and (d), whichever is applicable) of this Section 5.8.

                  To the extent permitted by the Code and applicable regulations, the Plan Administrator shall not be required to apply the discrimination test of this Section for the collective bargaining groups of Employees. For purposes of this Section, all Company Matched Contributions that are made under two or more plans that are aggregated for purposes of Code Sections 401(a)(4) and 410(b) (other than Code Section 410(b)(2)(A)(ii)) are to be treated as made under a single plan, and if two or more plans are permissively aggregated for purposes of Code Section 401(m), the aggregated plans shall also satisfy Code Sections 401(a)(4) and 410(b) as though they were a single plan.

5.9               Maximum Redirection Amounts. Notwithstanding anything
                  ---------------------------
                  contained in the Plan to the contrary, the maximum Compensation Redirection Amount which a Participant may elect to have redirected under Section 4.1 and under any other qualified retirement plan, whether or not maintained by a member of the Group, in any calendar year is the applicable limit in effect for Section 402(g) of the Code (the "Section 402(g) Limit"). If due to a mistake in fact Compensation Redirection Amounts in excess of the Section 402(g) Limit are allocated in a calendar year to the Participant Account of any Participant, the Trustee shall return to such Participant the portion of his Compensation Redirection Amount in excess of the Section 402(g) Limit, plus any earnings (or, if applicable, less any losses) attributable to such excess which are attributable to the Plan Year in which the excess amounts relate, not later than the April 15 immediately following the calendar year during which such excess contribution was made. If in a calendar year a Participant's Compensation Redirection Amount under the Plan, when aggregated with any other elective deferrals made by such Participant in such calendar year to any other qualified retirement plan under Section 401(k),
                  Section 403(b) and Section 408(k) of the Code, whether or not maintained by a member of the Group, would otherwise exceed the Section 402(g) Limit, such Participant may before the March 1 immediately following such calendar year notify the Plan Administrator on the Appropriate Form as to the portion of the amount in excess of the Section 402(g) Limit to be allocated to the Plan, and the Plan Administrator may, but is not required to, direct the Trustee to pay to such Participant the amount of the excess which was allocated to the Plan by such Participant plus any earnings, or less any losses, allocated to such excess amount before the April 15 immediately following the calendar year during which the excess contribution was made. The Section 402(g) Limit limitation contained in this Section shall automatically be adjusted in accordance with Sections 402(g)(5) and 415(d) of the Code.

5.10              Investment Fund Priority of Excess Contributions. If
                  ------------------------------------------------
                  contributions to the Plan exceed the permissible limits described in Sections 5.5, 5.6, 5.7, 5.8 and 5.9 and contributions are refunded to a Participant, the investment funds in which such Participant's Participant Accounts are allocated shall be liquidated pro rata.

5.11              Plan Priority of Excess Contributions.  If contributions to
                  --------------------------------------
                  the Plan and any other qualified defined contribution plan maintained by the Group and benefit accruals under the qualified defined benefit retirement plans maintained by the Group are in excess of the limits contained in Section 5.5, contributions and benefit accruals with respect to each type of qualified retirement plan shall be reduced in the following order of priority:

                  (a)      defined benefit plans;

                  (b) this Plan and other profit sharing plans with a salary deferral feature under Section 401(k) of the Code;

                  (c) profit sharing plans without a salary deferral feature under Section 401(k) of the Code; and

                  (d) employee stock ownership plans, qualifying for federal income tax credit under Section 41 of the Code.

5.12              ESOP and ESOP I Accounts Transfers. Any amounts which were
                  ----------------------------------
                  previously transferred to this Plan from the ESOP or ESOP I shall be credited to the Company Matching Contributions Accounts of the Employees requesting the transfer as of the Effective Date with respect to amounts transferred from the ESOP and as of March 31, 1989 with respect to amounts transferred from ESOP I, and such transferred amounts shall be fully vested and non-forfeitable at all times.

5.13              Transfer of Assets from Other Plans.  Effective on or after
                  ------------------------------------
                  January 1, 1992, an Employee may with the consent of the Plan Administrator, transfer (roll over) a distribution which he received from another defined contribution plan qualified under Section 401(a) or under Section 403(a) of the Code to the Plan; provided, however, that:
                            --------  -------

                  (a) the Employee was not an owner-employee under such plan within the meaning of Section 401(c)(1) of the Code;

                  (b) the transfer is made to the Plan no later than the sixtieth (60th) calendar day after distribution was made to that Employee from such plan;

                  (c) the distribution from such plan constituted that Employee's entire interest in such plan and was distributed within one (1) taxable year to that Employee as a qualifying lump-sum distribution within the meaning of Section 402(e)(4)(A) of the Code;

                  (d) the amount transferred to the Plan does not include any nondeductible amounts contributed by that Employee to such plan;

                  (e)      the transfer is made in cash to the Trustee; and

                  (f) if the assets are transferred directly by the Trustee from such other qualified plan to the Trustee, the Employee is required to provide the Plan Administrator documentation establishing that such other plan does not permit distribution in any form other than a single lump sum payment or installments unless the transfer would be deemed to be a rollover under the Code.

                  Such a transfer (rollover) may also be made through an Individual Retirement Account qualified under Section 408 of the Code where that Individual Retirement Account was used as conduit from the prior plan, the transfer is made in accordance with the rules provided at Subsections (a) through
                  (f) above and the transfer does not include any personal contributions or earnings thereon which that Employee may have made to that Individual Retirement Account. Any monies rolled over shall be fully vested and non-forfeitable at all times. Effective January 1, 2001 the Plan will accept a direct rollover of an eligible rollover distribution from (i) an annuity contract described in section 403(b) of the Code, excluding after-tax employee contributions, and (ii) an eligible plan under section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state.

5.14              Rehire after Military Service. The provisions relating to
                  -----------------------------
                  qualified retirement plans which are set forth in the Uniformed Services Employment and Reemployment Rights Act of 1994 ("USERRA") are hereby incorporated into, and made a part of, this Plan by reference. The Committee shall apply the provisions of the USERRA with respect to any Participant who is reemployed after completing covered military service in a manner consistent with the USERRA and all other applicable law and regulations.

5.15              Optional EGTRRA Amendments.  In accordance with modifications
                  ---------------------------
                  to the Code resulting from the Economic Growth and Tax Relief Reconciliation Act of 2001 and notwithstanding anything contained in this Plan to the contrary, the following provisions shall become applicable:

                  (a)      Elective Deferrals -- Contribution Limitation. No
                           ---------------------------------------------
                           Participant shall be permitted to have elective deferrals made under this Plan, or any other qualified plan maintained by the Group during any taxable year, in excess of the dollar limitation contained in Section 402(g) of the Code in effect for such taxable year, except to the extent permitted under paragraph (b) of this Section and Section 414(v) of the Code, if applicable.

                  (b)      Catch-Up Contributions.  All Employees who are
                           ----------------------
                           eligible to make elective deferrals under this Plan and who have attained age fifty (50) before the close of the Plan Year shall be eligible to make catch-up contributions in accordance with, and subject to the limitations of, section 414(v) of the Code. Such catch-up contributions shall not be taken into account for purposes of the provisions of the Plan implementing the required limitations of sections 402(g) and 415 of the Code and shall also be disregarded for purposes of determining any Company Matching Contributions under Section 5.2 of this Plan. The Plan shall not be treated as failing to satisfy the provisions of the plan implementing the requirements of section 401(k)(3), 401(k)(11), 401(k)(12), 410(b), or 416 of the Code, as
                           applicable, by reason of the making of such catch-up contributions.

                  (c)      Increase in Compensation Limit.  The annual
                           -------------------------------
                           compensation of each Participant taken into account in determining contributions in any Plan Year beginning after December 31, 2001, shall not exceed $200,000. Annual compensation means compensation during the Plan Year or such other consecutive 12-month period over which compensation is otherwise determined under the Plan (the determination period). The $200,000 limit on annual compensation in this paragraph shall be adjusted for cost-of-living increases in accordance with section 401(a)(17)(B) of the Code. The cost-of-CWNL living adjustment in effect for a calendar year applies to annual compensation for the determination period that begins with or within such calendar year.







                                   ARTICLE VI
                                   ----------
                           INVESTMENT OF CONTRIBUTIONS
                           ---------------------------

6.1               Investment of Contributions. Each Participant, at the date he
                  ---------------------------
                  initially elects to become a Participant in the Plan, shall direct in accordance with procedures adopted by the Plan Administrator that the amount of Company contributions made on his behalf under Section 5.1 and Section 5.2 and that the amount of Company contributions made on his behalf under
                  Section 5.3 be invested among the Funds, made available under the Plan in five percent (5%) increments. Any amounts transferred from the ESOP and ESOP I in accordance with
                  Section 5.12 were automatically invested in Fund A. If at the date on which a Participant is credited with the Company contributions under Section 5.3 the Participant does not have an investment election in effect, such Company contributions shall be initially invested in Fund B. Notwithstanding anything contained herein to the contrary, Fund A investments shall be limited to Participants who are employed by Indiana Energy, Inc. or by an entity which was a subsidiary of Indiana Energy, Inc. on March 30, 2000.

6.2               Change in Investment Election. Any investment election given
                  -----------------------------
                  by a Participant shall continue in effect until changed by such Participant. A Participant, in accordance with procedures established by the Plan Administrator, may change his current investment election as to future contributions within the limits of Section 6.1. Such a change in investment election shall be effective as soon as practicable after the change election is made.

6.3               Conversion of Investments. Subject to Section 6.1, a
                  -------------------------
                  Participant may change in accordance with procedures established by the Plan Administrator his investment election as to his prior Company contributions, ESOP transferred amounts and earnings thereon in five percent (5%) increments or in specified dollar amounts. All such conversions shall be effected as soon as practicable after the conversion request is made.






                                   ARTICLE VII
                                   -----------
                              PARTICIPANT ACCOUNTS
                              --------------------

7.1               Maintenance of Participant Accounts. The Plan Administrator
                  -----------------------------------
                  shall maintain, or cause to be maintained, a Compensation Redirection Account, a Company Matching Contributions Account and a Company Non-Matching Contributions Account for each Participant. Each such Account shall be maintained so as to reflect the investments in each of the investment funds maintained pursuant to this Plan.

7.2               Valuation of Participant Accounts. As of each Valuation Date
                  ---------------------------------
                  the Plan Administrator or its designate shall, by uniform methods, adjust, or cause to be adjusted, the Participant Accounts of each Participant or former Participant with a Participant Account balance as of such Valuation Date to reflect contributions, withdrawals, distributions, income earned, expenses incurred by the Plan not directly paid by the Participating Companies and any increase or decrease in the fair market value of Trust Fund assets since the last Valuation Date. Any income or losses with respect to each Fund shall be allocated proportionately among all Participant Accounts invested in such Fund in accordance with the value of such Participant Accounts attributable to such Fund's investments at the last Valuation Date; provided, however,
                                                          --------  -------
                  that for purposes of allocating, income or losses in a calendar year quarter, the value of the Participant Accounts as of the preceding calendar year quarter shall be adjusted by the Plan Administrator or its designate, by uniform and non-discriminatory methods, to account for contributions to and distributions from the Participant Accounts during such quarter. Notwithstanding the above, dividends (whether paid in cash or property) and distributions of shares pursuant to stock splits, stock dividends or recapitalizations made with respect to shares of Vectren Corporation common stock held in Fund A shall be credited to the Participant Accounts in which the shares on which the dividends or distributions were made are held, and any income earned in Fund A with respect to uninvested cash held in Fund A shall be allocated among all Participant Accounts invested in Fund A in accordance with the amount of uninvested cash in such Participant Accounts credited to Fund A at the last Valuation Date. Each Participant shall be provided a statement as soon as practicable following each Valuation Date reflecting any contributions, withdrawals, distributions, income earned and increase or decrease in the value of his Participant Accounts since the last preceding Valuation Date.

7.3               Nature of Participant's Interest in Trust Fund. The
                  ----------------------------------------------
                  maintenance of Participant Accounts is for accounting purposes only, and a segregation of Plan assets shall not be required. The rights of the Participants under the Plan are the rights to the benefits provided in the Plan, and the fact of maintenance of individual Participant Accounts shall not vest any right, title or interest in the assets of the Plan, in and of itself.





                                  ARTICLE VIII
                                  ------------
                                   WITHDRAWALS
                                   -----------

8.1               Right to Withdraw. Subject to the limitations imposed by
                  -----------------
                  Section 8.2 and by this Section, a Participant employed by the Group may request a withdrawal of his interest in his Compensation Redirection Account and his Company Matching and Non-Matching Contributions Accounts, if vested under Article IX, by following the procedures established by the Plan Administrator. The withdrawal shall be effected as soon after the request is made. All payments shall be made based on the valuation of his Participant Accounts as of the Valuation Date coinciding with or immediately preceding the withdrawal date. Except for withdrawals pursuant to Section 8.2(g), a Participant may elect to withdraw assets from his Participant Accounts only once in any twelve (12) month period. Any withdrawal shall be for at least two hundred and fifty dollars ($250). Except as provided below, withdrawals shall be charged against the Participant Accounts in accordance with the following order of priority:

                  (a)      Compensation Redirection Account; and

                  (b) Company Non-Matching Contributions Account, if vested under Article IX; and

                  (c) Company Matching Contributions Account, if vested under Article IX.

                  Withdrawals by a Participant shall be charged against the investment funds in which his applicable Participant Account is invested pro rata.

                  The Compensation Redirection Agreement of a Participant age fifty-nine and one-half (59 1/2) or older making a withdrawal in accordance with this Article shall be revoked effective as of the date of the withdrawal, and such Participant shall not be eligible to reinstate his Compensation Redirection Agreement until the conclusion of a twelve (12) month period commencing on the date of the withdrawal. Notwithstanding anything contained herein to the contrary, earnings accrued after December 31, 1988 attributable to a Participant's Compensation Redirection Account may not be withdrawn.

8.2               Basis for Withdrawals. Withdrawals shall be permitted only if
                  ---------------------
                  the distribution both is made on account of an immediate and heavy financial need of the Participant and is necessary to satisfy such financial need. The determinations of the existence of an immediate and heavy financial need and of the amount necessary to meet the need shall be made by the Plan Administrator or its designate in accordance with the deemed hardship standards under Treasury Regulations Section 1.401(k)-1(d)(2)(ii)(B) and Section 1.401(k)-1(d)(2)(iii)(B)
                  and the limitations imposed by this Section. A distribution shall be deemed to be made on account of an immediate and heavy financial need only if the Appropriate Form submitted by the Participant demonstrates to the satisfaction of the Plan Administrator or its designate that the distribution is needed on account of:

                  (a) uninsured medical expenses as described in Section 213(d) of the Code incurred by the Participant, the Spouse of the Participant or any dependents of the Participant as defined in Section 152 of the Code;

                  (b) purchase (excluding mortgage payments) of a principal residence for the Participant;

                  (c) payment of tuition for the twelve (12) month period immediately following the date the withdrawal is to be made; provided, however, that such tuition shall be restricted to post-secondary education for the Participant, the Spouse of the Participant or any dependents of the Participant as defined in Section 152 of the Code; or

                  (d) the need to prevent the eviction of the Participant from his principal residence or foreclosure on the mortgage of the Participant's principal residence.

                  The Plan Administrator shall have authority to expand this list of deemed immediate and heavy financial needs to reflect the terms of published Revenue Rulings, notices and other documents of general applicability by the Commissioner of Internal Revenue or his designate without the necessity of any amendment to the Plan.

                  A withdrawal shall be deemed to be necessary to satisfy an immediate and heavy financial need only if the Appropriate Form as submitted by the Participant demonstrates to the satisfaction of the Plan Administrator or its designate that all of the following requirements are satisfied:

                  (e) the distribution is not in excess of the amount of the immediate and heavy financial need of the Participant; provided, however, that for purposes of
                                        --------  -------
                           determining the amount needed to meet the hardship, the Plan Administrator may take into account the expected tax consequences of the distribution;

                  (f) the Participant has obtained all distributions, other than hardship distributions, and all nontaxable loans currently available under all tax qualified retirement plans maintained by the Group;

                   (g) the Plan and all other tax qualified retirement plans maintained by the Group provide that the Participant's Compensation Redirection Amounts and all Participant contributions will be suspended for at least twelve (12) consecutive months following the date of payment under Section 8.3; and

                  (h) the Plan and other tax qualified retirement plans maintained by the Group provide that the Participant shall not be permitted to authorize any Compensation Redirection Amounts for the calendar year immediately following the date of payment under Section 8.3 in excess of the applicable limit under Section 402(g) of the Code for that year reduced by the amount of the Participant's Compensation Redirection Amounts for the calendar year in which payment was made under
                           Section 8.3.

                  The Plan Administrator shall have authority to expand this list of deemed requirements necessary to satisfy financial need to reflect the terms of published Revenue Rulings, notices or other documents of general applicability by the Commissioner of Internal Revenue or his designate without the necessity of any amendment to the Plan.

                  Notwithstanding the above, a Participant who is still employed by the Group, who has completed five (5) or more Years of Service with the Group and who has attained at least age fifty-nine and one-half (59 1/2) may once in a Plan Year make for any reason a partial or complete withdrawal, without penalty or suspension, from his Compensation Redirection Account and from his Company Matching and Non-Matching Contributions Accounts.

8.3               Form of Payment. All withdrawals pursuant to this Article
                  ---------------
                  shall be paid in cash in a lump sum; provided, however, that a
                                                       --------  -------
                  Participant may, by giving prior written notice to the Plan Administrator on the Appropriate Form and within such time limit as the Plan Administrator shall prescribe, elect to have that portion of his withdrawal which is charged against Fund A paid in shares of Vectren Corporation common stock, with the value of any fractional shares and any uninvested funds held in his name in Fund A paid in cash.





                                   ARTICLE IX
                                   ----------
                                  DISTRIBUTIONS
                                  -------------

9.1               Benefits on Retirement, Vested Resignation, Vested Dismissal
                  ------------------------------------------------------------
                  or Total Disability.  If a Participant's Termination Date
                  -------------------
                  occurs for any reason other than his death:

                  (a)      on or after his attainment of Normal Retirement Age;

                  (b) on or after his completion of at least a five (5) year Period of Service; provided, however, that for
                                                   --------  -------
                           purposes of this Section, any Participant employed by Indiana Energy or any of its subsidiaries on July 1, 1998 or who is entitled to special benefits under
                           Section 4.11 of the Pension Plan for Salaried Employees of Southern Indiana Gas and Electric Company or, effective on and after January 1, 2001, any Participant whose employment was terminated involuntarily under Project Springboard implemented by the Group shall be deemed to have completed at least a five (5) year Period of Service, regardless of the actual Period of Service completed by such Participant; or

                  (c)      by reason of his incurring a Total Disability,

                  the balances in his Participant Accounts shall become distributable at the time as provided in Section 9.8 to or for the benefit of such Participant in either of the following methods as elected by that Participant:

                  (d)      by payment in a single lump sum, or

                  (e) by payment in a series of substantially equal annual, semi-annual or quarterly installments over a period not exceeding ten (10) years; provided, however, that
                                                         --------  -------
                           the duration of such installments shall not exceed the life expectancy of that Participant or the joint life expectancy of such Participant and his designated Beneficiary; provided, further, that
                                                   --------  -------
                           installment payments of less than two hundred and fifty dollars ($250) shall not be permitted.

                  For purposes of this Section, the balances held in a Participant's Participant Accounts as of his Termination Date shall be equal to his balances held in his Participant Accounts as of the later Valuation Date preceding the distribution date as of which the value may be determined. If a Participant dies before receiving all of his benefits payable in accordance with this Section, any remaining portion of his Participant Accounts shall be paid as soon as practicable to or for the benefit of the Beneficiary designated by that Participant in accordance with Section 9.7 in such form as is selected by such Beneficiary and over a period which is permitted by Section 9.8.

9.2               Benefits on Death.  If a Participant's Termination Date occurs
                  -----------------
                  by reason of his death, the balances in his Participant Accounts as of the later Valuation Date preceding the distribution as of which the value may be determined.

9.3               Non-Vested Benefits.  If a Participant's Termination Date
                  -------------------
                  occurs for any reason other than his death:

                  (a) before his completion of at least a five (5) year Period of Service; provided, however, that for
                                              --------  -------
                           purposes of this Subsection, any non-collective bargaining Participant in this Plan employed by Indiana Energy or any of its subsidiaries on July 1, 1988, any participant in the Bargaining Retirement Plan employed by the Group on January 1, 1989, any Participant who is entitled to special benefits under
                           Section 4.11 of the Pension Plan for Salaried Employees of Southern Indiana Gas and Electric Company or, effective on and after January 1, 2001, any Participant whose employment was terminated involuntarily under Project Springboard implemented by the Group shall be deemed to have completed at least a five (5) year Period of Service, regardless of the Period of Service completed by such Participant;

                  (b)      before his attainment of Normal Retirement Age; and

                  (c)      not by reason of his incurring a Total Disability,

                  the vested balance in his Company Matching Contributions Account and Company Non-Matching Contributions Account (as determined below) shall be applied as provided in Section 9.4, and the balances in his Compensation Redirection Account as of the Valuation Date coincidental with or next following his Termination Date (after all adjustments then required under the Plan have been made) shall become distributable to or for his benefit or, in the event of his subsequent death, to or for the benefit of his Beneficiary pursuant to either of the methods set forth in Section 9.1 as selected by such Participant or, if applicable, his Beneficiary.

                  The vested balance of a Participant shall be determined in the following manner:

                  (i)      Non-Union Participants. The vested balance of a
                           ----------------------
                           Participant whose terms of employment are not covered by a collective bargaining agreement entered into by a Participating Company and a Union in his Company Matching Contributions Account and his Company Non-Matching Contributions Account shall be based on his Period of Service and determined in accordance with the following schedules:

                  --------------------------------------------------------------------------------------------------
                                               Company Matching Contributions Account
                  --------------------------------------------------------------------------------------------------

                                                                 Vested Percentage of a Non-Union Participant's
                           Completed Period of Service                 Company Matching Contributions Account
                  ----------------------------------------------- --------------------------------------------------
                                Less than One (1)                                 Zero Percent (0%)
                  ----------------------------------------------- --------------------------------------------------
                                        One (1)                                    Twenty Percent (20%)
                  ----------------------------------------------- --------------------------------------------------
                                     Two (2)                                     Forty Percent (40%)
                  ----------------------------------------------- --------------------------------------------------
                                    Three (3)                                    Sixty Percent (60%)
                  ----------------------------------------------- --------------------------------------------------
                                     Four (4)                                   Eighty Percent (80%)
                  ----------------------------------------------- --------------------------------------------------
                                 Five (5) or More                            One Hundred Percent (100%)
                  ----------------------------------------------- --------------------------------------------------


                  --------------------------------------------------------------------------------------------------
                                             Company Non-Matching Contributions Account
                  --------------------------------------------------------------------------------------------------
                                                                    Vested Percentage of a Participant's Company
                                                                   Non-Matching Contributions Account and a Union
                                                                    Participant's Company Matching Contributions
                           Completed Period of Service                                 Account
                  ----------------------------------------------- --------------------------------------------------
                                Less than Five (5)                                Zero Percent (0%)
                  ----------------------------------------------- --------------------------------------------------
                                 Five (5) or More                            One Hundred Percent (100%)
                  ----------------------------------------------- --------------------------------------------------


                  (ii)     Indiana Gas Company Union Participants. The vested
                           --------------------------------------
                           balance of a Participant whose terms of employment are covered by a collective bargaining agreement entered into by a Participating Company and the International Brotherhood of Electrical Workers, Local 1393, United Steelworkers of America AFL-CIO-CLC, Locals 7441 and 2213 and the Utility Workers Union of America, Local 175 shall be based upon his Years of Service and determined in accordance with the following schedule:

                  ----------------------------------------------- --------------------------------------------------
                                                                   Vested Percentage of a Participant's Company
                                                                   Non-Matching Contributions Account and Company
                            Completed Years of Service                     Matching Contributions Account
                  ----------------------------------------------- --------------------------------------------------
                                Less than Five (5)                                Zero Percent (0%)
                  ----------------------------------------------- --------------------------------------------------
                                 Five (5) or More                            One Hundred Percent (100%)
                  ----------------------------------------------- --------------------------------------------------


                  (iii)    SIGCORP Union Participants. The vested balance of a
                           --------------------------
                           Participant whose terms of employment are covered by a collective bargaining agreement entered into by a Participating Company and the International Brotherhood of Electrical Workers, Local 702 and Teamsters, Chauffeurs, Warehousemen, and Helpers, Local No. 135 shall be based upon his Years of Service and determined in accordance with the following schedule:

                  ----------------------------------------------- --------------------------------------------------
                                                                   Vested Percentage of a Participant's Company
                            Completed Years of Service                     Matching Contributions Account
                  ----------------------------------------------- --------------------------------------------------
                                Less than One (1)                                 Zero Percent (0%)
                  ----------------------------------------------- --------------------------------------------------
                                     One (1)                                    Twenty Percent (20%)
                  ----------------------------------------------- --------------------------------------------------
                                     Two (2)                                     Forty Percent (40%)
                  ----------------------------------------------- --------------------------------------------------
                                  Three (3)                                    Sixty Percent (60%)
                  ----------------------------------------------- --------------------------------------------------
                                     Four (4)                                   Eighty Percent (80%)
                  ----------------------------------------------- --------------------------------------------------
                                  Five (5) or More                            One Hundred Percent (100%)
                  ----------------------------------------------- --------------------------------------------------

9.4               Forfeiture Accounts and Forfeitures.
                  -----------------------------------

                  (a)      Non-Union Participants.  The portion of the Company
                           ------------------------
                           Non-Matching and Matching Contributions Accounts of a Participant whose terms of employment are not covered by a collective bargaining agreement entered into by a Participating Company and a Union that is not distributable to him on account of the provisions of
                           Section 9.3 shall be credited to a forfeiture account established and maintained by the Trustee in such Participant's name as of the Valuation Date coincidental with or next following his Termination Date. If such Participant does not resume his employment with a member of the Group before incurring five (5) or more consecutive One Year Service Breaks or, if earlier, the date he receives a distribution of his vested Participant Account balances in accordance with Section 9.3, the balance in his forfeiture account shall be forfeited and shall then be allocated in accordance with the provisions of Section 9.5. If such Participant returns to employment with a member of the Group before incurring five (5) or more consecutive One Year Service Breaks and repays to the Plan the amount, if any, of any distribution from the Plan upon his earlier termination of employment before the expiration of a five (5) year period beginning on his reemployment date or, if earlier, the date he completes five (5) consecutive One Year Service Breaks, the balance in his forfeiture account as of the next following Valuation Date (after all adjustments then required under the Plan have been made) shall be returned to his Company Matching Contributions Account and Company Non-Matching Contributions Account, whichever is applicable, and shall be distributable upon his next Termination Date to or for his benefit or, in the event of his death, to or for the benefit of his Beneficiary in accordance with the provisions of this Article. If a Participant returns to employment with a member of the Group after the allocation of his forfeiture account but before completing five (5) or more consecutive One Year Service Breaks, the amount which was forfeited by reason of this Section shall be reinstated as the beginning balances of his Company Matching Contributions Account and Company Non-Matching Contributions Account as of his date of re-employment and shall be distributable upon his next Termination Date to or for his benefit or, in the event of his death, to or for the benefit of his Beneficiary in accordance with the provisions of this Article. Any amount required to be reinstated by reason of the preceding sentence shall be paid by the Companies for whose benefit the forfeiture was applied under Section 9.5 and in the same proportion in which such forfeiture was applied in accordance with Section 9.5.

                  (b)      Union Participants.  The portion of the Company
                           ------------------
                           Non-Matching and Matching Contributions Account of a Participant whose terms of employment are covered by a collective bargaining agreement between a Participating Company and a Union that is not distributable to him on account of the provisions of
                           Section 9.3 shall be credited to a forfeiture account established and maintained by the Trustee in such Participant's name as of the Valuation Date coincidental with or next following his Termination Date. If such Participant does not resume his employment with a member of the Group before incurring five (5) or more consecutive one (1) year Breaks in Service or, if earlier, the date he receives a distribution of his vested Participant Account balances in accordance with Section 9.3, the balance in his forfeiture account shall be forfeited and shall then be allocated in accordance with the provisions of Section 9.5. If such Participant returns to employment with a member of the Group before incurring five (5) or more consecutive one (1) year Breaks in Service and repays to the Plan the amount, if any, of any distribution from the Plan upon his earlier termination of employment before the expiration of a five (5) year period beginning on his reemployment date or, if earlier, the date he completes five (5) consecutive one (1) year Breaks in Service, the balance in his forfeiture account as of the next following Valuation Date (after all adjustments then required under the Plan have been made) shall be returned to his Company Matching Contributions Account and Company Non-Matching Contributions Account, whichever is applicable, and shall be distributable upon his next Termination Date to or for his benefit or, in the event of his death, to or for the benefit of his Beneficiary in accordance with the provisions of this Article.

                           If a Participant returns to employment with a member of the Group after the allocation of his forfeiture account but before completing five (5) or more consecutive one (1) year Breaks in Service, the amount which was forfeited by reason of this Section shall be reinstated as the beginning balances of his Company Matching Contributions Account and Company Non-Matching Contributions Account as of his date of re-employment and shall be distributable upon his next Termination Date to or for his benefit or, in the event of his death, to or for the benefit of his Beneficiary in accordance with the provisions of this Article. Any amount required to be reinstated by reason of the preceding sentence shall be paid by the Companies for whose benefit the forfeiture was applied under Section 9.5 and in the same proportion in which such forfeiture was applied in accordance with Section 9.5.

9.5               Application of Forfeitures. The balance in the Company
                  --------------------------
                  Matching and Non-Matching Contributions Accounts which is forfeited by a Participant in accordance with Section 9.4 shall be applied in the Plan Year of forfeiture and in succeeding Plan Years to reduce the amount of contributions, if any, required by the Companies under Section 9.4 and the amount of the Company contributions, if any, required of the Participating Companies under Section 5.2 and Section 5.3, until exhausted. The portion of any forfeiture arising under the Plan during any period which is applied to reduce the Company contributions of any one (1) Participating Company shall be that proportion of such forfeiture amount which the contributions made by such Participating Companies and credited to the Company Matching and Non-Matching Contributions Accounts of the Participant with respect to whom the forfeiture occurred bear to the total contributions of all Companies which were credited to such Company Matching and Non-Matching Contributions Accounts.

9.6               Form of Payment. Distributions made in accordance with this
                  ---------------
                  Article shall be made in cash; provided, however, that if a
                                                 --------  -------
                  Participant or, if applicable, his Beneficiary elects to receive his benefits in a single lump sum payment, the distribution of the portion, if any, of a Participant's Participant Accounts held in Fund A shall be made in whole shares of Vectren Corporation common stock with fractional shares and any uninvested funds held in his name in Fund A paid in cash unless such Participant or, if applicable, his Beneficiary elects otherwise.

9.7               Designation of Beneficiary. Each Participant, by signing an
                  --------------------------
                  Appropriate Form furnished by the Plan Administrator, may designate any legal or natural person or persons (who may be designated contingently or successively) as his Beneficiary to whom his vested benefits are to be paid if he dies before he receives all of his vested benefits. A Beneficiary designation form shall be effective only when the signed form is filed with the Plan Administrator while the Participant is still alive and shall cancel any Beneficiary designation forms signed earlier. If a Participant fails to designate a Beneficiary or if a deceased Participant's Beneficiary dies before complete payment of such Participant's vested benefits, the Plan Administrator, in its sole discretion, shall direct the Trustee to pay such deceased Participant's benefits to his Spouse, if then living; if not living, to such deceased Participant's surviving children, in equal shares; and if no surviving children, to such deceased Participant's estate. Notwithstanding anything else contained in this Section to the contrary, the Beneficiary of a married Participant shall be his Spouse unless his Spouse consents to the naming of another Beneficiary in a writing witnessed by a member of the Plan Administrator or by a Notary Public.

9.8               Payment of Benefits. The payment of benefits under this
                  -------------------
                  Article shall commence as soon as practicable after the Participant's Termination Date; provided, however, that if the
                                                  --------  -------
                  aggregate value of a Participant's Participant Accounts is at the first date on which the Accounts may be distributed (after increasing such balance to reflect any previous distributions or withdrawals) is greater than five thousand dollars ($5,000), payment of benefits to a Participant shall not commence before his Normal Retirement Age without his written consent. If the aggregate value of a Participant's Participant Accounts has at all times been equal to or less than five thousand dollars ($5,000), payment shall be made in a single lump sum payment. If a Participant dies before his benefit commencement date but after his Termination Date, payment of benefits shall be made in accordance with this Section as if such deceased Participant's date of death was his Termination Date. Notwithstanding anything else contained in this Section to the contrary, payment of benefits to which a Participant or, if deceased, his Beneficiary is entitled hereunder shall commence not later than the sixtieth (60th) calendar day after the last calendar day of the Plan Year in which:

                  (a)      such Participant attains the Normal Retirement Age,

                  (b) occurs the tenth (10th) anniversary of the Plan Year in which such Participant commenced his participation in the Plan, or

                  (c) such Participant terminates his employment with the Group;

                  whichever is last to occur; provided, however, that except as
                                              --------  -------
                  otherwise provided in Section 9.10, the payment of benefits to a Participant shall commence no later than April 1 of the calendar year immediately following such Participant's taxable year in which occurs such Participant's Termination Date or in which such Participant attains age seventy and one-half (70-1/2), whichever is last to occur; provided, further, that
                                                        --------  -------
                  in the case of a five percent (5%) owner of a Participating Company (within the meaning of Section 416 of the Code) or a Participant who reaches age seventy and one-half (70 1/2) before January 1, 1999, distribution shall be required to commence no later than the April 1 immediately following the Participant's taxable year in which the Participant reaches age seventy and one-half (70 1/2). Notwithstanding anything contained in this Plan to the contrary, if a qualified domestic relations order (as described in Section 14.7) provides for the payment of all or a portion of a Participant's Participant Accounts immediately or any other time prior to the Participant's termination of employment with the Group, the Plan Administrator shall follow the terms of the order to the extent permitted by the Code or ERISA.

9.9               Death Distribution Provisions.  The following distribution
                  -------------------------------
                  provisions shall take effect upon the death of a Participant:

                  (a) If such Participant dies after distribution of his vested benefits has commenced, the remaining portion of such vested benefits shall continue to be distributed at least as rapidly as under the method of distribution being used before such Participant's death.

                  (b) If such Participant dies before distribution of his vested benefits commences, such Participant's vested benefits shall be distributed no later than five (5) years after such Participant's death except to the extent that an election is made to receive distributions in accordance with Subparagraphs (i) or
                           (ii) below:

                           (i) if any portion of such Participant's interest is payable to a designated Beneficiary, distributions may be made in substantially equal installments over a period not exceeding ten (10) years; provided, however, that the duration of such
                                    --------  -------
                                    installments shall not exceed the life or life expectancy of that designated Beneficiary;

                           (ii) if the designated Beneficiary is such Participant's surviving Spouse, the date distributions are required to begin in accordance with Subsection (b) above shall not be earlier than the date on which such Participant would have attained age seventy and one-half (70-1/2) and, if that Spouse dies before payments begin, subsequent distributions shall be made as if that Spouse had been such Participant.

                  (c) For purposes of Subsection (b) above, payments shall be calculated by use of the return multiples specified in Section 1.72-9 of the Treasury Regulations. Life expectancy of a surviving Spouse may be recalculated annually; provided, however, that
                                                         --------  -------
                           in the case of any other designated Beneficiary, life expectancy shall not be recalculated.

                  (d) For purposes of Subsections (a), (b) and (c) above, any amount paid to a child of such Participant shall be treated as if it had been paid to such Participant's surviving Spouse if the amount becomes payable to such surviving Spouse when that child reaches the age of majority in the State of Indiana.

9.10              Minimum Distribution Amount. If the method of distribution of
                  ---------------------------
                  a Participant's benefits is in a form other than a lump sum payment, then the amount to be distributed to such Participant or to his Beneficiary shall be no less than the amount equal to the quotient obtained by dividing such Participant's entire interest by the life expectancy of such Participant or the joint and last survivor expectancy of such Participant and his designated Beneficiary; provided, however, that at least fifty
                                          --------  -------
                  percent (50%) of the present value of the amount available for distribution shall be paid within the life expectancy of such Participant. Life expectancy and joint and last survivor expectancy shall be computed by the use of the return multiples contained in Section 1.72-9 of the Treasury Regulation. For purposes of this computation, a Participant's or his Spouse's life expectancy may be recalculated no more frequently than annually, but the life expectancy of a nonspouse Beneficiary shall not be recalculated. Notwithstanding anything contained herein to the contrary, Plan distributions shall be made in accordance and consistent with the requirements of Section 401(a)(9) of the Code, including the minimum distribution incidental death benefit requirements of Treas. Reg. < 1.41(a)(9)-2, which requirements are incorporated herein by reference.

9.11              Incapacity. If any person who is entitled to receive any
                  ----------
                  benefits hereunder is, in the judgment of the Plan Administrator, legally, physically or mentally incapable of personally receiving and receipting for any distribution, the Plan Administrator shall instruct the Trustee to make distribution to such other person or persons or to such institution or institutions as in the judgment of the Plan Administrator shall then be maintaining or have custody over such distributee.

9.12              Identity of Payee. Except as otherwise provided by ERISA, the
                  -----------------
                  determination of the Plan Administrator as to the identity of the proper payee for any payment and the amount properly payable shall be conclusive, and payment in accordance with such determination shall, to the extent thereof, constitute a complete discharge of all obligations under the Plan.

9.13              Direct Transfers. This Section applies to distributions made
                  ----------------
                  on or after January 1, 1993. Notwithstanding any provision of the plan to the contrary that would otherwise limit a distributee's election under this Section, a distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover. A distributee shall have at least thirty (30) calendar days to make a rollover decision; provided, however, that the
                                            --------  -------
                  distributee may waive all or part of the thirty (30) day election period. For purposes of this Section, the following terms shall have the meanings set forth below:

                  (a)      Eligible rollover distribution:  An eligible rollover
                           -------------------------------
                           distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: (1) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten (10) years or more; (2) any distribution to the extent such distribution is required under section 401(a)(9) of the Code; (3) hardship withdrawal made under Article VIII to a Participant who has not reached age fifty-nine and one-half (59 1/2) and (4) the portion of any distribution that is not includible in gross income.

                  (b)      Eligible retirement plan: An eligible retirement plan
                           ------------------------
                           is an individual retirement account described in
                           section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

                  (c)      Distributee: A distributee includes an employee or
                           -----------
                           former employee. In addition, the employee's or former employee's surviving spouse and the employee's or former employee's spouse or former spouse who is an alternate payee under a qualified domestic relations order, as defined in section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

                  (d)      Direct rollover:  A direct rollover is a paymen  by
                           ----------------
                           the plan to the eligible retirement plan specified by the distributee.





                                    ARTICLE X
                                    ---------
             ADOPTION AND WITHDRAWAL BY SUBSIDIARIES AND AFFILIATES
             ------------------------------------------------------

10.1              Adoption by Affiliates. Any entity which, together with
                  ----------------------
                  Vectren Corporation, constitutes a member of a controlled group of corporations within the meaning of Section 414(b) of the Code may, with the approval of the Chief Executive Officer or the President of Vectren Corporation, adopt the Plan and Trust Agreement and participate as a Participating Company in the Plan by the execution of an agreement of adoption of the Plan and Trust Agreement which shall specify the effective date of that party's participation. A listing of the affiliates who have adopted the Plan is shown in Exhibit A.
                                                                   ---------

10.2              Withdrawal by Participating Company.  Any Participating
                  ------------------------------------
                  Company in the Plan may, by resolution of its Board of Directors or other governing body, withdraw from participation as a Participating Company in the Plan.





                                   ARTICLE XI
                                   ----------
                                     CLAIMS
                                     ------

11.1              Procedure.  In order to provide for the payment of any
                  ---------
                  benefits to which a Participant or other person may be entitled under the Plan, the Plan Administrator shall be given timely notice of that Participant's retirement, Total Disability, termination or death and of any other event upon which occurrence benefits may be payable under the Plan.

                  (a) A written request for a Plan benefit made by a Participant, beneficiary or any other person is a claim; the person making such claim is a Claimant.

                  (b) Each claim shall be filed with the Plan Administrator which shall, within ninety (90) calendar days after its receipt thereof ("Claim Period"), either accept it or deny it (wholly or partially) and within that time notify the Claimant in writing of such acceptance or denial. The Claim Period may be extended for another ninety (90) calendar day period if it is found that special circumstances require an extension of time for processing. In such case, before the expiration of the Claim Period, the Claimant shall be informed in writing of the reasons for such extension and the date on which a final decision is expected.

                  (c) If a claim is wholly or partially denied, a Claimant shall be furnished with a written notice setting forth in a manner calculated to be understood by the
                           Claimant:

                           (i)      the specific reason(s) for denial;

                           (ii) specific reference(s) to pertinent Plan provision(s) on which any denial is based;

                           (iii) a description of any additional material or information necessary for the Claimant to perfect the claim, if any, and an explanation of why such material or information is necessary; and

                           (iv) an explanation of the Plan's claim review procedures.

                  (d) If a Claimant does not receive written notification of acceptance, denial or extension during the Claim Period or any extension thereof, he may request review as if his claim had been entirely denied as of the expiration date of such Claim Period or extension thereof.

                 (e) Upon denial, a Claimant is entitled, either in person or by his duly authorized representative, to:

                           (i) request a review of the claim by the Plan Administrator upon written application for review made to the Plan Administrator; in the case of a denial as to which written notice of denial has been given to the Claimant, any such request for review of the claim shall be made within sixty (60) calendar days after receipt by the Claimant of the written denial notice;

                           (ii) review pertinent documents relating to the denial; and

                           (iii)    submit issues and comments in writing.

                  (f) The Plan Administrator shall make its decision with respect to a claim review promptly, but not later than sixty (60) calendar days after receipt of the written review request. Such sixty (60) calendar day period may be extended for another period of sixty
                           (60) calendar days if the Plan Administrator reviewing the claims finds that special circumstances require an extension of time for processing. In such case, before the expiration of the initial sixty (60) calendar day period, the Claimant shall be informed, in writing, of the reasons for such extension. The final decision of the Plan Administrator shall be in writing, giving specific reasons for the decision and making specific references to the pertinent Plan provisions on which the final decision is based.





                                   ARTICLE XII
                                   -----------
                             ADMINISTRATION OF PLAN
                             ----------------------

12.1              Plan Administrator. The Plan Administrator shall serve as
                  ------------------
                  administrator and named fiduciary of the Plan for and on behalf of the Participating Companies and of the Participants and their Beneficiaries. The Plan Administrator shall determine all questions as to the rights of Participants and their Beneficiaries under the Plan.

12.2              Delegation of Duties. The Plan Administrator may also appoint
                  --------------------
                  or designate such agents, as it may deem necessary for the effective exercise of its duties and may delegate to such agents any powers and duties, both ministerial and discretionary, as is permitted under ERISA and as the Plan Administrator may deem expedient or appropriate; provided,
                                                                   --------
                  however, that the ultimate responsibilities for the
                  -------
                  administration of the plan shall remain with the Plan Administrator.

12.3              Duties of Plan Administrator. Other than the management of the
                  ----------------------------
                  Trust Fund, with which the Trustee shall be charged, the Plan Administrator shall have complete control of the administration of the Plan, with all powers necessary to enable it properly to carry out its duties in that respect. Not in limitation, but in amplification of the foregoing, the Plan Administrator shall have the power to construe the Plan and to determine all questions relating to the eligibility of Employees to participate in the Plan, the amount of benefits to which any Participant or his Beneficiary may become entitled hereunder and the amount of contributions to the Trust Fund which shall be made by the Participating Companies. All disbursements by the Trustee, except for the ordinary expenses of administration of the Trust Fund, shall be made upon, and in accordance with, the written directions of the Plan Administrator. Except as otherwise provided in Section 11.1, decisions of the Plan Administrator upon all matters within the scope of its authority shall be final and binding upon the Participating Companies and upon each and every person who may be or become interested in the Plan or who may claim any rights or benefits hereunder.

12.4              Communications to Trustee.  Such instructions and directions
                  --------------------------
                  as the Plan Administrator shall give to the Trustee from time to time or as may be requested by the Trustee shall be in writing and, except as otherwise provided by ERISA, the Trustee shall be protected fully in acting upon any such written directions and instructions.

12.5              Additional Rights of Plan Administrator.  The Plan
                  ---------------------------------------
                  Administrator shall have the right to:

                  (a) engage accountants or pension consultants to determine the contributions of the Participating Companies, and

                  (b)      approve record forms and descriptive literature.

12.6              Compliance with Law. The Plan Administrator shall exercise
                  -------------------
                  such authority and responsibility as it deems appropriate in order to comply with ERISA and with the Code relating to records of a Participant's Years of Service, Hours of Service and compensation, contributions, notifications to Participants, annual reports to and registration with the Internal Revenue Service, annual reports to the Department of Labor, etc.

12.7              Waiver of Time Deadlines. The Plan Administrator shall have
                  ------------------------
                  the right to waive any time deadlines required by the Plan which the Plan Administrator, in its sole discretion and by applying uniform and non-discriminatory standards, believes would be desirable and in the best interests of the Participants and of the Plan.






                                  ARTICLE XIII
                                  ------------
                              DUTIES OF THE TRUSTEE
                              ---------------------

13.1              General Provisions.  The assets of the Trust Fund shall be
                  -------------------
                  held by the Trustee in accordance with the Trust Agreement.

13.2              Trust Agreement. Vectren Corporation shall enter into a Trust
                  ---------------
                  Agreement with the Trustee under which the Trustee shall receive contributions made by each Participating Company pursuant to the Plan and shall hold, invest, reinvest and distribute the Trust Fund in accordance with the terms and provisions of the Plan and of that Trust Agreement. Vectren Corporation shall determine the form and terms of any such Trust Agreement and may modify any such Trust Agreement from time to time to accomplish the purposes of the Plan without the consent of any other person; provided, however, that any
                                                   --------  -------
                  such modification shall not cause or permit any part of the Trust Fund to be diverted to purposes other than those expressly permitted by the Plan, by the Code and by ERISA.

13.3              Appointment of Investment Manager. Notwithstanding anything to
                  ---------------------------------
                  the contrary herein contained, Vectren Corporation may appoint an investment manager or managers to manage all or a portion of the assets of the Trust Fund for which the Trustee is responsible for the investment thereof; provided, however, that during any period in which there is in existence an investment committee for the Plan appointed by the Chief Executive Officer or the President of Vectren Corporation, the power to appoint an investment manager or managers shall reside with such investment committee. If Vectren Corporation or, if applicable, the investment committee appoints an investment manager to manage the Trust Fund, in whole or in part, and delivers to the Trustee a copy of the instruments appointing the investment manager and evidencing the investment manager's acceptance of such appointment, an acknowledgment by the investment manager that it is a fiduciary under this Plan and under ERISA and a certificate evidencing the investment manager's current registration under the Investment Advisers Act of 1940, the Trustee shall be fully protected in relying upon such instruments and certificate until otherwise notified in writing by Vectren Corporation The Trustee shall follow the directions of any such investment manager regarding the investment and reinvestment of the Trust Fund, or such portion thereof as shall be under management by such investment manager. The Trustee shall be under no duty or obligation to review any investment to be acquired, held or disposed of pursuant to such directions nor to make any recommendations with respect to the disposition or continued retention of any such investment. Unless Vectren Corporation's or, if applicable, investment committee's appointment of an investment manager or any subsequent written direction of Vectren Corporation or, if applicable, investment committee delivered to the applicable investment manager or managers and Trustee expressly provides that proxies relating to any investments under the management control of such investment manager are to be voted by the Trustee, such proxies are to be voted by such investment manager. The Trustee shall have no liability or responsibility for acting or not acting pursuant to the directions of, or failing to act in the absence of any direction from, any such investment manager, unless the Trustee knows that by such action or failure to act it would be committing or participating in a breach of fiduciary duty under Section 405 of ERISA.

13.4              Voting of Common Stock in Fund A. Not less than thirty (30)
                  --------------------------------
                  calendar days prior to each annual or special meeting of the shareholders of Vectren Corporation, the Plan Administrator shall furnish or cause to be furnished to the Trustee and to each Participant for who all or a portion of whose Participant Accounts are invested in Fund A as of the record date established by Vectren Corporation a copy of the proxy material supplied by Vectren Corporation and a card to be returned to the Trustee which shall request instructions from each Participant as to how any Vectren Corporation common stock, including fractional shares, allocated to his Participant Accounts shall be voted. Upon receipt of such instruction cards from the Participants, the Trustee shall vote or may grant Vectren Corporation's management a proxy to vote such common stock as such Participants have directed. For the purposes of voting common stock held in Fund A or granting Vectren Corporation's management a proxy to vote such common stock, the Trustee shall combine the directions of Participants as to the voting of fractional shares allocated to their Participant Accounts to the maximum extent possible and the Trustee shall vote the resulting aggregate of the whole shares so combined in accordance with such directions. The Trustee shall vote any allocated common stock with respect to any business or issue for which it lacks a specific direction from any Participant in the same proportion that it votes the shares for which it received direction from the Participants.





                                   ARTICLE XIV
                                   -----------
                                  MISCELLANEOUS
                                  -------------

14.1              Payment of Expenses. Each Participating Company shall pay its
                  -------------------
                  pro rata share of all administrative expenses of the Plan (including, but not limited to, any brokerage commissions incurred by reason of transactions made on behalf of Fund A) and all fees and retainers of the Plan's consultants, auditors and counsel (who may, but need not, be counsel to the Participating Companies or to the Trustee); provided, however,
                                                              --------  -------
                  that any expenses directly relating to the investments of the Trust Fund, such as taxes, commissions incurred by reason of transactions made on behalf of Fund B and Fund C, registration charges, etc., shall be paid by the Trustee from the Trust Fund; provided, further, that any expenses directly relating to the Participant Accounts of a Participant (including, but not limited to, expenses incurred by reason of compliance with a qualified domestic relations order (as described in Section 14.7)) shall be charged directly to such Participant's Participant Accounts to the fullest extent permitted under the Code and under ERISA.

14.2              Forms.  All forms required to be submitted under the Plan
                  -----
                  shall be prepared by the Plan Administrator or by its designate and submitted in accordance with its directions.

14.3              No Right of Employment. Neither the Plan nor any action taken
                  ----------------------
                  under it shall be construed as giving any Employee or any other person any right, legal or equitable, under the Plan against the Group or against any shareholder, officer, director, agent or Employee of the Group, except as specifically provided for in the Plan. Nothing in the Plan shall be construed as giving any Employee the right to remain in the employ of the Group or to change the terms of his employment by the Group.

14.4              Construction.  In the construction of the Plan, the masculine
                  ------------
                  includes the feminine and the singular includes the plural in all cases in which such meanings are appropriate.

14.5              Copies of Documents. Copies of the Plan and of the Trust
                  -------------------
                  Agreement shall be made available to Employees during regular business hours at the Participating Companies' principal office and at such other locations as the Plan Administrator may designate. No documents (at any time published or distributed to any Employee, Participant, former Participant, Spouse, Beneficiary or any other person) which summarize and explain the material provisions of the Plan shall be construed or interpreted in any way as constituting the Plan, and in the event of any conflict between such documents and the terms of the Plan, the terms of the Plan shall govern.

14.6              Jurisdiction.  The Plan shall be construed and enforced in
                  ------------
                  accordance with the laws of Indiana, except as otherwise required by ERISA.

14.7              Nonalienation of Benefits. To the fullest extent permitted by
                  -------------------------
                  law, no benefit under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, garnishment or charge; and any action by way of anticipation, alienation, selling, transferring, assigning, pledging, encumbering, garnisheeing or charging the same shall be void and of no effect; and no such benefit shall be in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the person entitled to such benefits. The preceding sentence shall also apply to the creation, assignment or recognition of a right to any benefit payable with respect to a Participant pursuant to a domestic relations order unless such order is determined to be a qualified domestic relations order, as defined in Section 414(p) of the Code. To the extent permitted by the Code and the Act, an order may still be deemed to be a qualified domestic relations order even if it provides for the payment, including the immediate payment, of a Participant's vested amounts to an alternate payee before the date on which the Participant terminates his employment with the Group. Any expenses incurred by reason of the Trustee's compliance with a qualified domestic relations order shall be charged to the Participant Accounts of the Participant to which the order relates in accordance with Section 14.1. Subject to any applicable provision of law to the contrary, if any Participant or if any Beneficiary under the Plan shall become bankrupt or shall attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, permit to be garnished or charge any benefit to which he may be or become entitled under the Plan, all rights of such Participant or of such Beneficiary to such benefit shall, in the sole discretion of the Plan Administrator, then cease and terminate. In such event, the Plan Administrator shall hold or apply the benefit or any part thereof to or for such Participant or for such Beneficiary, Spouse, children or other dependents, or any of them, in such manner and in such proportions as the Plan Administrator shall in its sole discretion determine. Subject to any applicable provisions of law to the contrary and except as provided above, it is declared to be the express purpose and intention of the Plan that payments hereunder shall be made only at the times, in the amounts and to the payees as specified in the Plan regardless of any marital dissolution, bankruptcy or other legal proceedings to which such payees may be a party.

                  This Section shall not apply to any offset of a Participant's benefits provided under this Plan against an amount the Participant is ordered or required to pay to the Plan if <

                  (a)      the order or requirement to pay arises <

                           (i) under a judgment of conviction for a crime involving this Plan;

                           (ii) under a civil judgment (including a consent order or decree) entered by a court in an action brought in connection with a violation (or alleged violation) of part 4 of subtitle B of title I of the Act; or

                           (iii) pursuant to a settlement agreement between the Secretary of Labor and the Participant, or a settlement agreement between the Pension Benefit Guaranty Corporation and the Participant, in connection with a violation (or alleged violation) or part 4 of subtitle B of the Act by a fiduciary or any other person; and

                  (b) the judgment, order, decree, or settlement agreement expressly provides for the offset of all or part of the amount ordered or required to be paid to this Plan against the Participant's benefits provided under this Plan.

14.8              Non-Diversion. Irrespective of anything contained in the Plan
                  -------------
                  or in the separate Trust Agreement, as now expressed or hereafter amended, it shall be impossible for any part of the Trust Fund to be used for, or diverted to, any purpose not for the exclusive benefit of Participants or, if deceased, of their designated Beneficiaries at any time, either by the operation, amendment, revocation or termination of the Plan; and no part of the Trust Fund shall be paid, distributed or made available to the Participating Companies at any time, except as expressly provided in the Plan and permitted under ERISA and under the Code.

14.9              Non-Liability of Participating Companies. Except as otherwise
                  ----------------------------------------
                  provided by ERISA, no liability whatsoever shall attach to or be incurred by any shareholder, officer or director, as such, of the Participating Companies under or by reason of any provision of the Plan or any act with reference to the Plan, and any and all rights and claims against the Participating Companies, or any shareholder, officer or director thereof, as such, whether arising at common law or in equity or created by statute, constitution or otherwise, are hereby expressly waived and released to the fullest extent permitted by law by every Participant and by any Beneficiary claiming through him as a condition of and part of the consideration for the payments by the Participating Companies under the Plan and for the receipt of benefits hereunder.

14.10             Illegal or Invalid Provisions. If any provision of the Plan
                  -----------------------------
                  shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan and it shall be construed and enforced as if such illegal or invalid provision had never been inserted herein.

14.11             Execution  of  Counterparts.  The Plan may be executed in any
                  ---------------------------
                  number of counterparts, each of which shall be deemed to be an original. All the counterparts shall constitute but one (1) and the same instrument, and the Plan may be sufficiently evidenced by any one (1) counterpart.

14.12             Tax Approval. If for any reason the Key District Director of
                  ------------
                  the Internal Revenue Service should at any time fail to approve any of the terms, conditions or amendments contained in or implied from the Plan for qualification under Sections 401(a) and 501(a) of the Code, then Vectren Corporation shall be authorized to make such modifications, alterations and amendments of the Plan as are necessary to obtain or to retain such approval and such modifications, alterations and amendments shall be effective retroactively to the Effective Date or to such later date as is required to obtain or to retain such approval.

14.13             Non-Liability of Shareholders. Except as otherwise provided by
                  -----------------------------
                  ERISA, no liability whatsoever shall attach to, or be incurred by, any past, present or future shareholder, officer or director, as such, of the Participating Companies under or by reason of any of the terms, conditions or agreements contained in or implied from the Plan, and any and all liability of, and any and all rights and claims against, the Participating Companies or any shareholder, officer or director of Participating Companies, as such, whether arising at common law or in equity or created by statute or constitution or otherwise, shall be deemed to have been expressly waived and released to the fullest extent permitted by law by every Participant or, if deceased, by his Beneficiary as a condition of, and as a part of the consideration for, the contributions made by the Participating Companies pursuant to Article V.

14.14             Rights of Third Parties. Except as otherwise provided by ERISA
                  -----------------------
                  and by Section 14.7, nothing expressed or implied in the Plan is intended or shall be construed to confer upon or to give to any person, other than the Participating Companies, the Trustee and all Participants or, if deceased, their Beneficiaries any right, remedy or claim under or by reason of any provisions of the Plan, and all provisions of the Plan shall be for the sole and exclusive benefit of the Participating Companies, the Trustee and all Participants or, if deceased, their Beneficiaries. Notwithstanding any provisions in the Plan to the contrary, the Spouse or other Beneficiary of any Participant shall have absolutely no rights whatsoever under the Plan before the death of such Participant except to the extent required under a qualified domestic relations order as provided in Section 14.7.

14.15             Titles.  Titles of the Articles and Sections of the Plan are
                  ------
                  for general information only, and the Plan shall not be construed by reference to such titles.

14.16             Successors and Assigns.  The Plan shall be binding upon the
                  ------------------------
                  successors and assigns of the Participating Companies.

14.17             Forms and Proofs; Notice of Address. Each Participant or
                  -----------------------------------
                  Beneficiary of a deceased Participant eligible to receive any distributions hereunder shall complete such forms and furnish such proofs, receipts and releases as shall be required by the Plan Administrator or by the Participating Companies. Failure to furnish such information or to sign such documents shall not result in any forfeiture but shall be deemed to be a voluntary election to postpone distributions hereunder. No interest shall be paid on distributions as to which the time of commencing payment has been postponed as herein provided. Each Participant, former or retired Participant and the Spouse or other beneficiary of any deceased Participant shall file with the Plan Administrator in writing his post-office address and each change of post-office address. Any communication, statement or notice addressed to such person at his latest post-office address as filed with the Plan Administrator shall be binding upon such person for all purposes of the Plan, and neither the Trustee nor the Participating Companies shall be obligated to search for or to ascertain the whereabouts of any such person.





                                   ARTICLE XV
                                   ----------
                        AMENDMENT, TERMINATION OR MERGER
                        --------------------------------

15.1              Right To Amend or Terminate. The Chief Executive Officer or
                  ---------------------------
                  the President of Vectren Corporation reserves the right to alter, amend or modify, revoke or terminate, in whole or in part, the Plan and the Trust Agreement that was established currently with the Plan to effectuate and implement the Plan by executing a written instrument evidencing such action and filing a copy thereof with each of the other Participating Companies and with the Trustee; provided, however, that the
                                                  --------  -------
                  Board of Directors of Vectren Corporation must approve any amendment that results in an increase in benefits and/or costs to the Group with a present value (as determined by the actuary for the Vectren Corporation current defined benefit plan covering salaried employees) as of the date of the amendment in excess of one million dollars ($1,000,000). Notwithstanding the foregoing, no such alteration, amendment or modification, in whole or in part, of the Plan or of the Trust Agreement shall:

                  (a) cause any part of the Trust Fund to be used for or diverted to any purpose other than for the exclusive benefit of Participants or other persons entitled to the benefits under the Plan except as expressly provided in the Plan and permitted under ERISA and under the Code; or

                  (b) retroactively affect adversely the rights of any Participant or his Beneficiary to any benefits under the Plan, unless such amendment is determined to be necessary or desirable to comply with ERISA or with the Code; or

                  (c) adversely affect the rights of any Participant whose employment with the Group has terminated, unless the effective date of such amendment coincides with or precedes the date on which the employment of that Participant by the Participating Companies was terminated;

                  (d)      change the vesting schedule in Section 9.3 or in
                           Section 17.4 unless each Participant who has completed five (5) or more Years of Service (effective after December 31, 1988, this shall be reduced to three (3) or more Years of Service) as of the effective date of such amendment is permitted to elect, within sixty (60) calendar days after the latest of the date on which the amendment is adopted, the date on which the amendment is effective or the date on which he is notified in writing by the Plan Administrator of his rights under this Subsection, to have his vested interest determined without regard to such amendment; or (e) decrease a Participant Account balance or eliminate an optional form of distribution for the accrued benefits of a Participant determined as of the date of the alteration, amendment or modification.

15.2              Distribution upon Termination. In the event of the
                  -----------------------------
                  termination, in whole or in part, of the Plan by Vectren Corporation or in the event of the permanent discontinuance of contributions to the Plan, Vectren Corporation may direct the Trustee to segregate the assets allocable to the respective Companies concerned. The assets in the Trust Fund shall be valued as of the date of such partial or total termination or permanent discontinuance. That portion of the assets in the Trust Fund attributable to the Participants directly affected by the partial or total termination or permanent discontinuance (except such part thereof as is used for the payment of expenses), which shall remain non-forfeitable and fully vested, shall be, if permitted by the Code, distributed as though all Participants directly affected by the partial or total termination or permanent discontinuance had retired on the date of such partial or total termination or permanent discontinuance. That portion of the assets in the Trust Fund attributable to the Participants directly affected by the partial or total termination or permanent discontinuance shall be that fractional share of the assets (determined as of the date of the partial or total termination or permanent discontinuance) which is expressed by a fraction, the numerator of which is the aggregate present value of the Participant Accounts of all Participants directly affected by the partial or total termination or permanent discontinuance and the denominator of which is the aggregate present value of the Participant Accounts of all Participants, both present values and all Participant Account values to be determined as of the date of the partial or total termination or permanent discontinuance.

15.3              Plan Merger or Consolidation. Vectren Corporation, expressly
                  ----------------------------
                  reserves the right, by action of its Chief Executive Officer or its President, to merge or to consolidate the Plan with, or to transfer the assets or liabilities of the Plan to, any other similar qualified retirement plan at any time, except that no such merger, consolidation or transfer shall be authorized unless each Participant in the Plan would receive a benefit immediately after the merger, consolidation or transfer (if the merged, consolidated or transferred plan then terminated) equal to or greater than the benefit to which he would have been entitled immediately before the merger, consolidation or transfer (if the Plan then terminated). Subject to the foregoing limitations regarding benefits before and after a merger, consolidation or transfer of assets, if any Participating Company (the "Transferee") acquires all or substantially all of the assets of another Participating Company (the "Transferor") by purchase, merger, liquidation or otherwise and if, as a result of such acquisition, a substantial number of the Employees of the Transferor are employed by the Transferee, the Transferor and the Transferee may, by duly adopted resolutions of their Boards of Directors, take whatever steps they deem necessary or appropriate, consistent with any requirements imposed under ERISA and under the Code, to cause the Trustee to transfer on its records of the Trust Fund the assets and liabilities allocable to the Transferor under the Plan to the Transferee.





                                   ARTICLE XVI
                                   -----------
                                PARTICIPANT LOANS
                                -----------------

16.1              Authorization by Plan Administrator. The Plan Administrator or
                  -----------------------------------
                  its designee may, in its sole discretion, in accordance with rules adopted and consistently applied in a uniform and nondiscriminatory manner, direct the Trustee to loan a Participant, who is actively employed by the Group, an amount from his vested Participant Accounts which is not less than one thousand dollars ($1,000) and which, when added to any other loan outstanding to such Participant under any other qualified retirement plans maintained by the Group, does not exceed the lesser of:

                  (a) fifty thousand dollars ($50,000); provided, however, that effective for loans made after December 31, 1986, the fifty thousand dollar ($50,000) limit shall be reduced by the excess of:

                           (i) the highest outstanding loan balance of loans from the Plan during the one (1) year period ending on the day preceding the date as of which such loan was made, over

                           (ii) the outstanding loan balance of loans from the Plan on the date such loan is made;

                           or

                  (b) fifty percent (50%) of the sum of his Compensation Redirection Account and his Company Matching and Non-Matching Contributions Accounts, if vested under
                           Article IX, balances as of the Valuation Date coincident with or immediately preceding the effective date of the loan and as adjusted to reflect any withdrawals or other distributions from his Participant Accounts since such Valuation Date);

                  provided, however, that the aforesaid loan privileges shall
                  --------  -------
                  also be extended to any party in interest (within the meaning of Section 3(14) of ERISA) to the Plan, who is a former Participant with undistributed vested Participant Accounts, who is the Beneficiary of a deceased Participant with undistributed vested Participant Accounts, or who is an alternate payee under any court order which has been determined by the Plan Administrator to be a qualified domestic relations order with an interest in all or a portion of a Participant's undistributed vested Participant Accounts, but only to the extent of that alternate payee's vested interest in that Participant's Participant Accounts under such court order, and references to the term "Participant" in this Article shall include, where appropriate, such other individuals eligible for loans under this Article; provided, further, that if the Plan Administrator determines that the class of individuals for whom loans may be granted (exclusive of active employees) is disproportionately represented by former Highly Compensated Participants, the Plan Administrator shall also make loans available to other former Participants, Beneficiaries and alternate payees, regardless whether they are a party in interest (within the meaning of Section 3(14) of ERISA). Except for circumstances which would permit a withdrawal under Section 8.2, no loans shall be permitted between June 15, 1995 and August 31, 1995.

16.2              Terms and Conditions. Effective with respect to loans made,
                  --------------------
                  extended, renewed or modified after October 17, 1989 in accordance with Section 16.1, the following restrictions shall apply in addition to any restrictions imposed pursuant to
                  Section 4975(d)(1) of the Code or pursuant to Section 408(b)(1) of ERISA:

                  (a) Loans shall be made available to all Participants who are actively employed by a Company and, if parties in interest (within the meaning of Section 3(14) of ERISA) to the Plan, to former Participants, Beneficiaries of deceased Participants and alternate payees on a reasonably equivalent basis without regard to race, color, religion, sex, age or national origin and after giving consideration only to those factors which would be considered in a normal commercial setting by an entity in the business of making similar types of loans, including but not limited to the applicant's credit-worthiness and financial need.

                  (b) Loans shall not be made available to Participants who are Highly Compensated Participants within the meaning of Section 414(q) of the Code, officers or shareholders of the Group in an amount greater than the amount made available to other Participants.

                  (c) Loans shall be made in accordance with the specific provisions regarding such loans as set forth in this Article and with rules containing strict objective criteria which are adopted by the Plan Administrator and consistently applied in a uniform and nondiscriminatory manner, which rules are hereby incorporated by reference and made a part of the Plan.

                  (d) Loans shall be adequately secured, but in no event shall more than fifty percent (50%) of the borrowing Participant's or, where applicable, Beneficiary's or alternate payee's, as the case may be, vested interest in the Participant Accounts in the Plan immediately after the origination of the loan be considered as security. The adequacy of such security shall be determined by the Plan Administrator, in its sole discretion, in light of the type and amount of security which would be required in the case of an otherwise identical transaction in a normal commercial setting between unrelated parties on arms-length terms. No security shall be accepted under the Plan other that vested Participant Account balances.

                  (e) The loan program established pursuant to this Article shall at all times be administered for the exclusive purpose of providing benefits to Participants and their Beneficiaries based on an evaluation of all relevant facts and circumstances by the Committee.

                  (f) An application for a loan by a Participant shall be made by a written request filed with the Plan Administrator at least ten (10) calendar days in advance of the date as of which the loan is to be effective.

                  (g) The entire unpaid balance of any loan made under this Section and all interest due thereon, including all arrearages thereon, shall, at the option of the Plan Administrator, immediately become due and payable without further notice or demand, upon the occurrence, with respect to the borrowing Participant, of any of the following events of default:

                           (i) any payment of principal and accrued interest on the loan remains due and unpaid for a period of ten (10) calendar days after the same becomes due and payable under the terms of the loan;

                           (ii)     the commencementof a proceeding in
                                    bankruptcy, receivership or insolvency by or against the borrowing Participant;

                           (iii) the termination of the employment of the borrowing Participant with the Group for any reason;

                           (iv) the borrowing Participant attempts to make an assignment, for the benefit of creditors, of his interest in his Participant Accounts;

                           (v) a qualified domestic relations order (as such term is defined in Section 414(p) of the Code) with respect to the borrowing Participant is received by the Plan Administrator; or

                           (vi) any loan proceeds are used, directly or indirectly, by the borrowing Participant to purchase or carry securities (as such term is defined for purposes of Regulation G of the Federal Reserve Board as promulgated pursuant to Section 7 of the Securities and Exchange Act of 1934).

                           Any payments of principal and interest of the loan not paid when due shall bear interest thereafter, to the fullest extent permitted by law, at the rate specified by the terms of the loan. The payment and acceptance of any sum or sums at any time on account of the loan after an event of default, or any failure to act to enforce the rights granted hereunder upon an event of default, shall not be a waiver of the right of acceleration set forth in this Subparagraph.

                  (h) If an event of default and an acceleration of the unpaid balance of the loan and interest due thereon shall occur (as described above in Subparagraph (g)) but only to the extent permitted by applicable Treasury regulations, the Plan Administrator shall have the right to direct the Trustee to pursue any remedies available to a creditor at law or under the terms of the loan, including the right to execute on the security for the loan, and to apply any amounts credited to the Participant Accounts of the borrowing individual at the time of execution or at any time thereafter in satisfaction of the unpaid balance of the loan and interest due thereon; provided, however,
                                                              --------  -------
                           that the Plan Administrator shall not have the right to direct the Trustee to execute on any amounts credited to the borrowing Participant's Participant Accounts prior to the date on which such Participant dies, becomes disabled, terminates his employment with the Group, or attains age fifty-nine and one-half (59 1/2); provided, further, that if a
                                               --------  -------
                           Participant fails timely to make loan payments, the Plan Administrator shall for tax purposes treat all or a portion of the loan balance as a deemed distribution to the extent required by applicable Treasury regulations.

                  (i) The period of repayment for each loan shall be arrived at by mutual agreement between the Plan Administrator and the borrowing individual, but such period shall not in any case exceed five (5) years or, if the borrower is a Participant, extend beyond the date the Participant is expected to reach age seventy and one-half (70 1/2); provided, however,
                                                          --------  -------
                           that if the loan proceeds are used by a borrowing Participant to acquire any which within a reasonable time period is to be used (determined at the time that the loan is made) as a principal residence by such Participant or by a member of the family (as defined in Section 267(c)(4) of the Code) of such Participant, the term of that loan may be for a period longer than five (5) years but not beyond the date on which that borrowing Participant is expected to reach age seventy and one-half (70 1/2).

                  (j) Loans shall bear a reasonable rate of interest to provide the Plan with a return commensurate with the interest rates charged by entities in the business of lending money for loans which would be made under similar circumstances. The interest rate of loans shall be determined by the Plan Administrator in accordance with the parameters described above. Each loan shall bear interest at a reasonable rate to be fixed by the Plan Administrator. The Plan Administrator shall not discriminate among Participants in the matter of interest rates, but loans granted at different times may bear different interest rates if, in the opinion of the Plan Administrator, the difference in rates is justified by a change in general economic conditions or other relevant factors, so long as such different interest rates are reasonable and do not discriminate in favor of highly compensated Participants.

                  (k) A loan may be granted no more than once during any consecutive twelve (12) month period, and no more than one (1) loan may be outstanding at any point in time.

                  (l) Each loan shall be evidenced by such documentation as may be required by the Plan Administrator.

                  (m) No distribution (other than a withdrawal under Section 8.2 of an amount not security for a loan under the Plan) shall be made to any Participant or former Participant or to a Spouse or other Beneficiary of any deceased Participant unless and until all unpaid loans, including accrued interest thereon, have been liquidated.

                  (n) Each loan shall have such additional terms as to default, prepayment and security as the Plan Administrator, in its sole discretion, may determine.

                  (o) The installments constituting repayments of any outstanding loan under this Section shall be made through regular payroll deductions from amounts otherwise payable to a borrowing Participant by the Participating Companies so as to assure that the loan is amortized in level payments, made not less frequently than quarterly, over the term of the loan; provided, however, that if a borrowing Participant is
                           --------  -------
                           not receiving any Compensation from the Participating Companies during a period in which any loan is outstanding due to being placed on layoff or on unpaid leave of absence, that borrowing Participant shall be required to make installment payments, no less frequent than quarterly, equivalent in value and timing to the payments which would otherwise have been deducted from his paychecks by the Participating Companies. The installments constituting monthly repayments of an outstanding loan to a Beneficiary of a deceased Participant or to an alternate payee under this Article or to a borrowing Participant who is not receiving any Compensation from which payroll deductions can be made shall be made by personal check, money order or a certified or cashier's check delivered to the office of the Plan Administrator on or before their respective due dates. Cash payments shall not be accepted.

                  (p) Each such loan shall require substantially level amortization over its term.

16.3              Accounting for Loans. There shall be a fifty dollar ($50.00)
                  --------------------
                  charge assessed against the Participant Accounts of a Participant for whom a loan is approved. A Participant loan subaccount shall be established as of the date a loan is made to a Participant in accordance with this Article. The Participant loan subaccount shall be charged against the Participant Accounts in accordance with the following order of priority:

                  (a)      Company Matching Contributions Account;

                  (b)      Company Non-Matching Contributions Account; and

                  (c)      Compensation Redirection Account.

                  The loan shall be treated as an investment of the funds credited to the applicable Participant Account of such borrowing Participant. Cash equal to the amount of any loan granted under this Section shall be obtained by liquidating the borrowing Participant's applicable Participant Account investments in the investment funds pro rata.

                  Loan payments, both principal and interest, shall be transferred back to the investment funds and Participant Accounts from which the loan proceeds were obtained, in accordance with the order of priority described above but reversed, as soon as practicable after receipt of the payments by the Plan Administrator; provided, however, that effective
                                             --------  -------
                  on and after October 1, 1989, a loan payment of a Participant shall be reinvested in the investment funds in accordance with the investment election in effect for such Participant under
                  Section 6.1 on the date of each such loan payment.





                                  ARTICLE XVII
                                  ------------
                              TEFRA TOP-HEAVY RULES
                              ---------------------

17.1              Application.  The rules set forth in this Article shall be
                  -----------
                  applicable with respect to any Plan Year in which the Plan is determined to be a Top-Heavy Plan; provided, however that the
                                                    --------   -------
                  provisions of this Article shall be applied only to the extent necessary to comply with Section 416 of the Code and in a manner consistent with all requirements imposed under Section 416 of the Code.

17.2              Determination. The Plan shall be considered a Top-Heavy Plan
                  -------------
                  with respect to any Plan Year if as of the last calendar day of the immediately preceding Plan Year or, if the determination is to be made for the Plan's first (1st) Plan Year, the last calendar day of the first (1st) Plan Year (the "determination date"):

                  (a) the present value of the accrued benefits of key employees (as such term is defined below) exceeds sixty percent (60%) of the present value of the accrued benefits of all Plan Participants (excluding former key employees (as such term is defined below)); provided, however, that the accrued benefits
                                    --------  -------
                           of any Participant who has not performed any services for the Group during a five (5) year period ending on the determination date (as such term is defined above) shall be disregarded, or

                  (b) the Plan is part of a required aggregation group (as such term is defined below) and the required aggregation group is top-heavy;

                  provided, however, that the Plan shall not be considered a
                  --------  -------
                  Top-Heavy Plan with respect to any Plan Year in which the Plan is part of a required or permissive aggregation group (as such term is defined below) which is not top-heavy. For purposes of this Article, the term "key employee" shall include for any Plan Year any Employee or former Employee who at any time during the Plan Year or any of the four (4) preceding Plan Years is:

                  (c) an officer of a Company whose Section 415 Compensation from the Group is greater than fifty percent (50%) of the maximum dollar limitation under
                           Section 415(b)(1)(A) of the Code in effect for the calendar year in which the determination date (as such term is defined above) falls,

                  (d) one (1) of the ten (10) Employees who own (or who is considered as owning within the meaning of Section 318 of the Code) the largest interest in a Company, whose ownership interest in such Company is at least one-half of one percent (0.5%) and whose Section 415 Compensation from the Group is equal to or greater than the maximum dollar limitation under Section 415(c)(1)(A) of the Code in effect for the calendar year in which the determination date (as such term is defined above) falls; provided, however,
                                                  --------   -------
                           that if two (2) Employees have the same interest in a Company, the Employee whose Section 415 Compensation from the Group is greater shall be treated as having a larger interest in that Company,

                  (e) a five percent (5%) owner (determined without regard to Sections 414(b), (c) and (m) of the Code) of a Company, or

                  (f) a one percent (1%) owner (determined without regard to Sections 414(b), (c) and (m) of the Code) of a Company whose Section 415 Compensation from the Group is in excess of one hundred and fifty thousand dollars ($150,000);

                  provided, however, that the Beneficiary of any deceased
                  --------  -------
                  Employee or of any deceased former Employee who was included as a key employee by reason of this Section shall also be included as a key employee; provided, further that an Employee or former Employee shall only be included as a key employee to the extent required by Section 416(i) of the Code; provided,
                                                                     --------
                  further, that for purposes of this Section, Section 415
                  -------
                  Compensation shall include any amount which is contributed by the Participating Companies pursuant to a salary reduction agreement and which is not includible in the gross income of an Employee under Sections 125, 401(k), 402(a)(8), 402(h)(1)(B) and 403(b) of the Code. For purposes of this Section, the term "required aggregation group" shall include:

                  (g) all qualified retirement plans maintained by the Group in which a key employee (as such term is defined above) is a participant; provided, however, that the term "required aggregation group" shall also include all qualified retirement plans previously maintained by the Group but terminated within the five (5) year period ending on the determination date (as such term is defined above) in which a key employee (as such term is defined above) was a participant; and

                  (h) any other qualified retirement plans maintained by the Group which enable any qualified retirement plan described in Subsection (g) above to meet the requirements of Section 401(a)(4) or of Section 410 of the Code.

                  For purposes of this Section, the term "permissive aggregation group" shall include all qualified retirement plans that are part of a required aggregation group (as such term is defined above) and any other qualified retirement plan or plans maintained by the Group if such group will continue to meet the requirements of Section 401(a)(4) and of Section 410 of the Code. Solely for the purpose of determining if the Plan or any other qualified retirement plan included in a required aggregation group of which the Plan is a part is Top-Heavy (within the meaning of Section 416(g) of the Code), the Accrued Benefit of any Employee other than a key employee (within the meaning of Section 416(i)(1) of the Code) shall be determined under:

                  (i) the method, if any, that uniformly applies for accrual purposes under all qualified retirement plans maintained by the Group, or

                  (j) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional accrual rule of
                           Section 411(b)(1)(C) of the Code.

17.3              Accrued Benefits. For purposes of this Article, accrued
                  ----------------
                  benefits with respect to any Plan Year shall be determined as of the determination date (as such term is defined in Section 17.2) for that Plan Year based on the Participant Account balances as of the most recent Valuation Date within a consecutive twelve (12) month period ending on such determination date; provided, however, that such Participant
                                      --------  -------
                  Account balances shall be adjusted to the extent required by
                  Section 416 of the Code to increase the Participant Account balances by the amount of any Company contributions and of any rollovers (other than rollovers initiated by a Participant from any qualified retirement plan maintained by an unrelated employer) made and allocated after the Valuation Date but on or before such determination date and by any distributions made to a Participant before the most recent Valuation Date during any of the five (5) consecutive Plan Years immediately preceding the Plan Year for which the determination as to whether the Plan is a Top-Heavy Plan is being made (including distributions from a terminated plan which if not terminated would have been part of a required aggregation group (as such term is defined in Section 17.2)) and to reduce the Participant Account balances by any rollovers made on or before the Valuation Date which are initiated by a Participant from any qualified retirement plan maintained by an unrelated employer.

17.4              Vesting Provisions. With respect to any Plan Year in which the
                  ------------------
                  Plan is determined to be a Top-Heavy Plan, a Participant's vested percentage in his Participant Account shall not be less than one hundred percent (100%) after he has completed at least three (3) Years of Service; provided, however, that if
                                                    --------  -------
                  the Plan becomes a Top-Heavy Plan and subsequently ceases to be such:

                  (a) the vesting schedule shown above shall continue to apply but only with respect to those Participants who had completed five (5) (or for Plan Years beginning after December 31, 1988, three (3)) or more Years of Service as of the last calendar day of the final Top-Heavy Plan Year,

                  (b) the vesting schedule shown above shall continue to apply but only with respect to the accrued benefits of all other Participants as of the last calendar day of the final Top-Heavy Plan Year, and

                  (c) the vesting schedule in Section 9.3 shall apply to any additional accrued benefits of the Participants described in Subsection (b) above which accrue after the final Top-Heavy Plan Year.

17.5              Minimum Contribution. The minimum amount of Company
                  --------------------
                  contributions and forfeitures, if applicable, to be allocated to the Participant Account of any non-key employee (as such term is defined in Section 17.2), regardless of his Section 415 Compensation, regardless of his Hours of Service, and regardless whether he is accruing a top heavy minimum benefit under any qualified defined benefit plan maintained by the Group, who is eligible to participate in the Plan during the Plan Year and who had not separated from service with the Group as of the last calendar day of the Plan Year, including any Company contributions and forfeitures, if applicable, allocated to such Participant under any other qualified defined contribution plans maintained by the Group, in any Plan Year during which the Plan is a Top-Heavy Plan shall not be less than three percent (3%) of such Participant's Section 415 Compensation in such Plan Year; provided, however, that
                                                      --------  -------
                  the percentage of Section 415 Compensation allocated to the Participant Account of any Participant who is not a key employee (as such term is defined in Section 17.2) under this Section with respect to such Plan Year shall not exceed the highest percentage of Section 415 Compensation allocated to the Participant Account of any Participant who is a key employee (as such term is defined in Section 17.2) in such Plan Year, including Company contributions made under Section 5.1.

17.6              Code Section 415 Limitations. With respect to any Plan Year in
                  ----------------------------
                  which the Plan is a Top-Heavy Plan before January 1, 2000, Sections 2.22 and 2.23 shall be read by substituting the number one (1.00) for the number one and twenty-five one-hundredths (1.25) wherever it appears therein.






                                  ARTICLE XVIII
                                  -------------
                             MERGER OF SIGCORP PLANS
                             -----------------------

18.1              Effective Date of Merger. The 401(k) Plan for Salaried
                  ------------------------
                  Employees of Southern Indiana Gas and Electric Company (the "SIGEC Plan"), the SIGCORP, Inc. 401(k) Profit Sharing Plan (the "SIGCORP Plan") and the SIGECo Advanced Communication, Inc. Non-Standardized 401(k) Profit Sharing Plan (the "SIGECo Advanced Communication Plan") shall be merged into, and become a part of, the Plan on July 1, 2000. The SIGCORP Communication Services, Inc. Non-Standardized 401(k) Profit Sharing Plan (the "SIGCORP Communication Services Plan") and the SIGCORP Energy Services, LLC Non-Standardized 401(k) Profit Sharing Plan (the "SIGCORP Energy Services Plan") shall be merged into, and become a part of, the Plan on January 1, 2002. The terms of the SIGEC Plan, the SIGCORP Plan, the SIGECo Advanced Communication Plan, the SIGCORP Communication Services Plan and the SIGCORP Energy Services Plan shall be incorporated herein by reference.

18.2              Eligibility. Any participant in the SIGEC Plan, the SIGCORP
                  -----------
                  Plan and the SIGECo Advanced Communication Plan on June 30, 2000 shall become a Participant in this Plan on July 1, 2000. Any participant in the SIGCORP Communication Services Plan and the SIGCORP Energy Services Plan on December 31, 2001 shall become a Participant in this Plan on January 1, 2002. Any other Employee shall become a Participant in accordance with
                  Article III.

18.3              Investment of Merged Funds. The monies held in the SIGEC Plan,
                  --------------------------
                  the SIGCORP Plan, the SIGECo Advanced Communication Plan, the SIGCORP Communication Services Plan and the SIGCORP Energy Services Plan immediately before their merger into this Plan shall be invested in accordance with Participant investment elections and, to the extent investment directions are not received, in accordance with procedures established by the Plan Administrator.

18.4              Distributions.  Amounts transferred from the SIGEC Plan, the
                  -------------
                  SIGCORP Plan, the SIGECO Advanced Communication Plan, the SIGCORP Communication Services Plan and the SIGCORP Energy Services Plan shall be distributed in accordance with Articles VIII and IX.

18.5              Transfer of Plan Monies of Former Employees. The vested
                  -------------------------------------------
                  portion of the SIGEC Plan, the SIGCORP Plan and the SIGECo Advanced Communication Plan, whichever is applicable, monies transferred on behalf of an individual who is not employed as an Employee by the Group on July 1, 2000 shall be determined in accordance with the applicable vesting rules contained in the SIGEC Plan, the SIGCORP Plan or the SIGECo Advanced Communication Plan, whichever is applicable, immediately prior to July 1, 2000. The non-vested portion of the accounts of the former Employees that are not distributable shall be aggregated and credited to a forfeiture account established and maintained by the Trustee as of July 1, 2000; provided, however, that the Plan Administrator shall maintain a forfeiture sub-account of such forfeiture account in the name of each former Employee whose non-vested portion of his accounts were credited to the forfeiture account. If such former Employee does not resume his employment with the Group before incurring five (5) or more consecutive one (1) year Breaks in Service (as determined in accordance with the terms of the SIGEC Plan, the SIGCORP Plan or the SIGECo Advanced Communication Plan, whichever is applicable, in effect on June 30, 2000) or, if earlier, the date he receives the distribution of the vested portion of his account balances, the Plan Administrator shall direct the Trustee that the balance in the forfeiture account attributable to such individual's forfeiture sub-account shall be forfeited and applied in the Plan Year of forfeiture and any succeeding Plan Years to reduce the amount of contributions, if any, required by the Participating Companies to meet the regular Company contributions until exhausted. If a former Employee resumes his employment with the Group at any time on or after July 1, 2000 and before his completion of at least a five (5) year Break in Service, the Plan Administrator shall direct the Trustee to reinstate from the forfeiture account an amount equal to such individual forfeiture sub-account as the beginning balance of his Participant Account as of his date of reemployment and such account shall become fully vested and non-forfeitable as of his reemployment date and shall be distributable to him upon his next termination of employment to or for his benefit, or, in the event of his death, to or for the benefit of his Beneficiary in accordance with the provisions of this Plan.

                  The vested portion of the SIGCORP Energy Services Plan monies transferred on behalf of an individual who is not employed as an Employee by the Group on January 1, 2002 shall be determined in accordance with the applicable vesting rules contained in the SIGCORP Energy Services Plan immediately prior to January 1, 2002. The non-vested portion of the accounts of the former Employees that are not distributable shall be aggregated and credited to a forfeiture account established and maintained by the Trustee as of July 1, 2000; provided, however, that the Plan Administrator shall maintain a forfeiture sub-account of such forfeiture account in the name of each former Employee whose non-vested portion of his accounts were credited to the forfeiture account. If such former Employee does not resume his employment with the Group before incurring five (5) or more consecutive One Year Service Breaks (as determined in accordance with the terms of the SIGCORP Energy Services Plan in effect on December 31, 2001) or, if earlier, the date he receives the distribution of the vested portion of his account balances, the Plan Administrator shall direct the Trustee that the balance in the forfeiture account attributable to such individual's forfeiture sub-account shall be forfeited and applied in the Plan Year of forfeiture and any succeeding Plan Years to reduce the amount of contributions, if any, required by the Participating Companies to meet the regular Company contributions until exhausted. If a former Employee resumes his employment with the Group at any time on or after January 1, 2002 and before his completion of at least a five (5) year Break in Service, the Plan Administrator shall direct the Trustee to reinstate from the forfeiture account an amount equal to such individual forfeiture sub-account as the beginning balance of his Participant Account as of his date of reemployment and such account shall become fully vested and non-forfeitable as of his reemployment date and shall be distributable to him upon his next termination of employment to or for his benefit, or, in the event of his death, to or for the benefit of his Beneficiary in accordance with the provisions of this Plan. Notwithstanding anything contained herein to the contrary, the account balances of an individual who is not employed as an Employee by the Group on January 1, 2002 but who has non-vested monies in the SIGCORP Communication Services Plan on December 31, 2001 shall be fully vested in such accounts as of December 31, 2001. Also, notwithstanding anything contained herein to the contrary, any Participant who was a participant in the SIGCORP Communication Services Plan and the SIGCORP Energy Services Plan and who is employed by the Group on January 1, 2002 shall at all times be fully vested in the December 31, 2001 balances (as adjusted to reflect earnings and losses) of each and all of his Participant Accounts; provided, however, that any Participant who was a participant in the SIGCORP Energy Services Plan and is employed by the Group on January 1, 2002 shall also be fully vested in amounts credited to his Participant Accounts after January 1, 2002.

18.6              Accounts. The monies transferred on behalf of a Participant
                  --------
                  from the SIGEC Plan, the SIGCORP Plan and the SIGECo Advanced Communication Plan shall be credited to the Participant Accounts (including Compensation Redirection Accounts, Company Matching Contributions Accounts and Company Non-Matching Contributions Accounts which most closely parallel the accounts from the SIGEC Plan, the SIGCORP Plan and the SIGECo Advanced Communication Plan to which these amounts were credited prior to July 1, 2000. The monies transferred on behalf of a Participant from the SIGCORP Communication Services Plan and the SIGCORP Energy Services Plan shall be credited to the Participant Accounts (including Compensation Redirection Accounts, Company Matching Contributions Accounts and Company Non-Matching Contributions Accounts which most closely parallel the accounts from the SIGCORP Communication Services Plan and the SIGCORP Energy Services Plan to which these amounts were credited prior to January 1, 2002.






This amended and restated Plan has been adopted this 1st day  of January, 2002
                                                     ---------   -------------
to be effective as of January 1, 2002.

                                                     VECTREN CORPORATION

                                                     By: /s/ Niel C. Ellerbrook
                                                     --------------------------
                                                     Niel C. Ellerbrook
                                                     Chief Executive Officer







                               VECTREN CORPORATION
                             RETIREMENT SAVINGS PLAN



                                    EXHIBIT A



         The following are the Participating Companies in the Plan:

         (1)      Vectren Corporation, effective July 1, 1986

         (2)      Indiana Gas Company, Inc., effective July 1, 1986

         (3)      IGC Energy, Inc., effective July 1, 1986

         (4)      IEI Investments, Inc., effective October 1, 1997

         (5)      IEI Financial Services, LLC, effective April 1, 1998

         (6)      Southern Indiana Gas and Electric Company, effective July 1,
                  2000

         (7)      SIGECo Advanced Communication, Inc., effective July 1, 2000

         (8)      Vectren Energy Delivery of Ohio, Inc., effective October 1,
                  2000

         (9)      Vectren Utility Holdings, Inc., effective July 1, 2000

         (10)     Vectren Communication Services, Inc., effective January 1,
                  2002

         (11)     SIGCORP Energy Services, LLC, effective January 1, 2002

         (12)     Vectren Fuels, Inc., effective January 1, 2002

         (13)     Vectren Retail, LLC, effective January 1, 2002

         (14)     IEI Services, LLC, effective October 1, 1997 (inactive)







                               VECTREN CORPORATION
                             RETIREMENT SAVINGS PLAN



                                    EXHIBIT B



         The following participants have elected not to receive the three percent (3%) Company contribution under Section 5.3:

SSN                        EMPLOYEE NAME
.. . .                      . . .








                               VECTREN CORPORATION
                             RETIREMENT SAVINGS PLAN



                                    EXHIBIT C



         Employees for the following Participating Companies shall not be eligible for the three percent (3%) annual contributions described in Section 5.3(c) of the Plan:

         (1)      IEI Financial Services, LLC

         (2)      SIGCORP Energy Services, LLC

         (3)      Vectren Fuels, Inc.

         (4)      Vectren Retail, LLC

         (5)      Vectren Communication Services, Inc.